UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22913

COHEN & STEERS ETF TRUST

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Real Estate Active ETF annual shareholder report as of March 31, 2026 NYSE Arca | CSRE

This annual shareholder report contains important information about Cohen & Steers Real Estate Active ETF (Fund) for the period April 1, 2025 to March 31, 2026. You can find additional information about the Fund by scanning the QR code or visiting www.cohenandsteers.com/fund-literature. You can also request this information by contacting us at 1-866-737-6370.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fund	$72	0.70%
How did the Fund perform during the last year and what affected its performance?

The Fund had a 5.36% total return based on net asset value (NAV) in the 12 months ended March 31, 2026, compared with the FTSE Nareit All Equity REITs Index, which returned 3.28%, and the S&P 500 Index, which returned 17.80%.

Contributors to relative performance compared with the FTSE Nareit All Equity REIT Index included stock selection and an overweight in the billboard sector, where Outfront Media had a sizable gain. The billboard and transit display REIT reported strong earnings growth that exceeded expectations. An overweight in data centers also helped performance, as the sector rallied amid favorable secular tailwinds. For one, many of the large technology companies increased their planned capital expenditures into 2026, a positive signal for data center demand. Stock selection in health care aided performance as well, due primarily to an overweight in Welltower, which continued to benefit from high and rising occupancies in its senior housing facilities.

Detractors from relative performance included an overweight in cell towers. The sector had a sizable decline amid mixed outlooks, rising interest rates, and the perceived threat from satellite competition. An underweight and stock selection in the industrial sector also hindered performance. The Fund had an underweight in bellwether company Prologis, which outperformed on signs of a recovery in fundamentals. An underweight in retail REITs further detracted from relative performance, in part due to an underweight in Class A mall operator Simon Property Group, which reported strong earnings results. Despite macro uncertainty, the high-end consumer continued to hold up well.

Top contributors	Top detractors
Billboard	Towers
Data Centers	Industrial
Health Care	Retail

Growth of a $10,000 investment*

The chart below shows the performance of a hypothetical $10,000 investment in the Fund over the period reflected, as compared to the performance of the Fund's benchmarks, and assumes the reinvestment of dividends and distributions at NAV.

Fund NAV	S&P 500 Index
FTSE Nareit All Equity REITs Index
Average annual total returns (%)*
(as of March 31, 2026)
	1 Year	Since inception (2/4/25)
Fund NAV	5.36%	6.92%
S&P 500 Index	17.80%	8.43%
FTSE Nareit All Equity REITs Index	3.28%	4.64%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of March 31, 2026)
Net assets	$289,827,475
Number of portfolio holdings (excluding derivatives)	42
Portfolio turnover rate	52%
Net advisory fees paid	$819,316
Portfolio holdings (as of March 31, 2026)

Top ten holdings[1,2]	(%)
Welltower, Inc.	15.0%
Digital Realty Trust, Inc.	9.9%
Crown Castle, Inc.	6.7%
Equinix, Inc.	6.0%
Prologis, Inc.	4.7%
American Tower Corp.	3.4%
DiamondRock Hospitality Co.	3.3%
Essential Properties Realty Trust, Inc.	3.3%
Outfront Media, Inc.	3.2%
Iron Mountain, Inc.	2.9%

Sector diversification[1,3]	(%)
Health Care	18.0%
Data Centers	17.0%
Infrastructure	12.8%
Retail	11.2%
Residential	11.2%
Specialty	8.3%
Industrials	8.0%
Self Storage	5.6%
Hotel	3.9%
Other (includes short-term investments)	4.0%

Country diversification[1,3]	(%)
United States	93.6%
Singapore	0.9%
Australia	0.9%
Canada	0.8%
Japan	0.7%
China	0.7%
Spain	0.6%
Sweden	0.5%
France	0.5%
Other (includes short-term investments)	0.8%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	Based on net assets.
[2]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[3]	Excludes derivative instruments, if any.

Cohen & Steers Infrastructure Opportunities Active ETF annual shareholder report as of March 31, 2026 NYSE Arca | CSIO

This annual shareholder report contains important information about Cohen & Steers Infrastructure Opportunities Active ETF (Fund) for the period December 9, 2025 (commencement of investment operations) to March 31, 2026. You can find additional information about the Fund by scanning the QR code or visiting www.cohenandsteers.com/fund-literature. You can also request this information by contacting us at 1-866-737-6370.

What were the Fund costs for the period?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment (annualized)
Fund	$20†	0.65%
†	Costs for the period ended March 31, 2026. If the Fund had been in existence for the full fiscal year, the fees would have been higher.
How did the Fund perform during the period and what affected its performance?

The Fund had a 10.66%1 total return based on net asset value (NAV) for the period ended March 31, 2026, compared with the FTSE Global Core Infrastructure 50/50 Net Tax Index, which returned 9.11%, and the MSCI World Index - net, which returned -2.86%.

Contributors to outperformance compared with the FTSE Global Core Infrastructure 50/50 Net Tax Index, for the period ended March 31, 2026, included stock selection in electric utilities. A large overweight to Brazil's Cia Paranaense De Energia (Copel) rose materially, driven by the electric utility's cost reductions and renewable energy expansion. The company continues to divest from non-core solar assets to further streamline operations. Stock selection in the diversified sector also contributed, driven by an out-of-index investment in Mastec, an infrastructure engineering and construction company. The company benefits from data center growth, grid modernization, and major utility infrastructure upgrades across North America. A large underweight to airports contributed, as the Middle East conflict drove up jet fuel costs and reduced international passenger traffic, clouding the outlook for future air travel across Asia and Europe.

Detractors from performance include stock selection in the gas distribution sector, largely due to an overweight in China-based ENN Energy Holdings. The company's heating installation profits fell, dampening near-term growth. An out-

of-index allocation to the transport logistics sector also hindered relative performance. Australia-based Qube Logistics traded modestly lower on news it agreed to a buyout that will take the firm private, eliminating the prospect that a better offer would be forthcoming. In the water sector, an overweight to the U.K.'s Pennon Group underperformed, due partly to uncertainty over its transition to a new CEO.

Top contributors	Top detractors
Electric	Gas Distribution
Diversified	Transport Logistics
Airports	Water

Average annual total returns (%)*
(as of March 31, 2026)
Since inception[2] (12/9/25)
Fund NAV[1]	10.66%
MSCI World Index - net	-2.86%
FTSE Global Core Infrastructure 50/50 Net Tax Index	9.11%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of March 31, 2026)
Net assets	$26,104,037
Number of portfolio holdings (excluding derivatives)	28
Portfolio turnover rate[2]	6%
Net advisory fees paid	$39,534
Portfolio holdings (as of March 31, 2026)

Top ten holdings[3,4]	(%)
CSX Corp.	6.5%
Williams Cos., Inc.	5.8%
TC Energy Corp.	5.8%
NextEra Energy, Inc.	5.8%
Entergy Corp.	5.7%
Ameren Corp.	5.2%
RAI Way SpA	4.4%
Cia Paranaense de Energia—Copel	4.3%
Qube Holdings Ltd.	4.3%
International Container Terminal Services, Inc.	4.0%

Sector diversification[3,5]	(%)
Electric	36.0%
Midstream	14.4%
Railways	13.4%
Communications	7.8%
Marine Ports	5.6%
Diversified	5.1%
Transport Logistics	4.3%
Toll Roads	4.0%
Water	3.9%
Other (includes short-term investments)	5.5%

Country diversification[3,5]	(%)
United States	52.5%
Canada	5.8%
Italy	4.4%
Brazil	4.3%
Australia	4.3%
Philippines	4.0%
France	4.0%
United Kingdom	3.9%
United Arab Emirates	3.8%
Other (includes short-term investments)	13.0%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	The total return would have been 10.17% had the investment advisor not reimbursed the Fund $115,588 for a trading error relating to hedging positions.
[2]	Not annualized.
[3]	Based on net assets.
[4]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[5]	Excludes derivative instruments, if any.

Cohen & Steers Natural Resources Active ETF annual shareholder report as of March 31, 2026 NYSE Arca | CSNR

This annual shareholder report contains important information about Cohen & Steers Natural Resources Active ETF (Fund) for the period April 1, 2025 to March 31, 2026. You can find additional information about the Fund by scanning the QR code or visiting www.cohenandsteers.com/fund-literature. You can also request this information by contacting us at 1-866-737-6370.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fund	$64	0.50%
How did the Fund perform during the last year and what affected its performance?

The Fund had a 54.96% total return based on net asset value (NAV) in the 12 months ended March 31, 2026, compared with the S&P Global Natural Resources Index - net, which returned 44.22%, and the MSCI World Index - net, which returned 18.90%.

Contributors to the Fund's strong relative performance compared with the S&P Global Natural Resources Index – net included an underweight allocation to the paper packaging and timber sectors and having no allocation to paper products. Among natural resource equities, we believe these sectors offer the least upside potential from the transition to the era of scarcity now underway, and they subsequently underperformed in the asset class's rally during the past year.

An out-of-benchmark allocation to packaged foods & meats detracted from relative performance. An investment in Pilgrim's Pride declined as softer chicken prices and a shift in U.S. consumer demand from food service to retail weighed on its results. Also, a position in Bakkafrost struggled amid weaker salmon prices. Security selection in the fertilizers & agricultural chemicals sector also detracted from relative performance. The Fund was overweight The Mosaic Company, which underperformed amid concerns about oversupply in fertilizer markets and as margin pressures eroded investor confidence. Additionally, an out-of-benchmark position in Switzerland-based Givaudan struggled with inflation concerns impacting its core European sales base. Security selection in the oil & gas refining & marketing sector also hindered relative performance, as an overweight in India-based Reliance Industries lagged peers. The stock was relatively flat, even as others in the sector rose meaningfully, reflecting India's vulnerability as a major energy importing economy.

Top contributors	Top detractors
Paper Packaging	Packaged Foods & Meats
Paper Products	Fertilizers & Agricultural Chemicals
Timber	Oil & Gas Refining & Marketing

Growth of a $10,000 investment*

The chart below shows the performance of a hypothetical $10,000 investment in the Fund over the period reflected, as compared to the performance of the Fund's benchmarks, and assumes the reinvestment of dividends and distributions at NAV.

Fund NAV	MSCI World Index - net
S&P Global Natural Resources Index - net
Average annual total returns (%)*
(as of March 31, 2026)
	1 Year	Since inception (2/4/25)
Fund NAV	54.96%	45.70%
MSCI World Index - net	18.90%	11.29%
S&P Global Natural Resources Index - net	44.22%	38.61%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of March 31, 2026)
Net assets	$88,770,446
Number of portfolio holdings (excluding derivatives)	67
Portfolio turnover rate	50%
Net advisory fees paid	$231,019
Portfolio holdings (as of March 31, 2026)

Top ten holdings[1,2]	(%)
TotalEnergies SE	6.2%
Exxon Mobil Corp.	6.2%
Shell PLC	5.6%
Bunge Global SA	4.0%
Suncor Energy, Inc.	3.8%
ConocoPhillips	3.3%
Smithfield Foods, Inc.	3.1%
Reliance Industries Ltd.	2.8%
Newmont Corp.	2.7%
Mowi ASA	2.7%

Sector diversification[1,3]	(%)
Energy	40.9%
Agribusiness	30.1%
Metals & Mining	26.1%
Industrials	1.7%
Materials	0.8%
Other (includes short-term investments)	0.4%

Country diversification[1,3]	(%)
United States	51.0%
Canada	17.5%
France	6.2%
Brazil	5.7%
Australia	5.1%
India	2.8%
Norway	2.7%
South Africa	2.4%
Japan	1.9%
Other (includes short-term investments)	4.7%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	Based on net assets.
[2]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[3]	Excludes derivative instruments, if any.

Cohen & Steers Preferred and Income Opportunities Active ETF annual shareholder report as of March 31, 2026 NYSE Arca | CSPF

This annual shareholder report contains important information about Cohen & Steers Preferred and Income Opportunities Active ETF (Fund) for the period April 1, 2025 to March 31, 2026. You can find additional information about the Fund by scanning the QR code or visiting www.cohenandsteers.com/fund-literature. You can also request this information by contacting us at 1-866-737-6370.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fund	$61	0.59%
How did the Fund perform during the last year and what affected its performance?

The Fund had a 7.82% total return based on net asset value (NAV) in the 12 months ended March 31, 2026, compared with the ICE Large Cap Capital Securities Index (USD Hedged), which returned 6.39%, and the ICE BofA U.S. All Capital Securities Index, which returned 5.47%.

Contributors to relative performance compared with the ICE Large Cap Capital Securities Index (USD Hedged) included security selection in the banking sector. The portfolio held overweight positions in high-coupon European bank contingent capital securities (CoCos), which benefited from declining interest rates and tightening credit spreads, supported by easing inflation and strong fundamentals as bank profitability and asset quality reached multi-year highs. The portfolio also held overweight or out-of-index positions in certain U.S. bank preferred securities with fixed-to-reset structures that produced favorable returns while avoiding certain low-coupon, long-duration securities with more moderate returns.

Selection in the utilities sector also contributed to relative returns. The portfolio benefited from new hybrid issues from U.S. companies that were well received, as credit ratings agencies cease counting the securities toward the issuers' equity credit after 10 years, increasing the likelihood they will be called and helping to limit duration risk. Many of these securities were also issued with coupon floors, providing a minimum yield regardless of future rate movements and reducing extension risk. Security selection in the insurance sector further aided relative returns, led by favorable timing in high-quality investments from Japanese and European issuers.

Security selection in the unclassified "other" sector detracted from relative performance due to an overweight investment in an issue from an agricultural sciences company that traded sharply lower on disappointing results, as well as the timing of positions in issues from an auto manufacturer.

Top contributors	Top detractors
Banking	Other
Utilities
Insurance

Growth of a $10,000 investment*

The chart below shows the performance of a hypothetical $10,000 investment in the Fund over the period reflected, as compared to the performance of the Fund's benchmarks, and assumes the reinvestment of dividends and distributions at NAV.

Fund NAV	ICE BofA U.S. All Capital Securities Index
ICE Large Cap Capital Securities Index (USD Hedged)
Average annual total returns (%)*
(as of March 31, 2026)
	1 Year	Since inception (2/4/25)
Fund NAV	7.82%	6.95%
ICE BofA U.S. All Capital Securities Index	5.47%	4.68%
ICE Large Cap Capital Securities Index (USD Hedged)	6.39%	5.68%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of March 31, 2026)
Net assets	$151,224,779
Number of portfolio holdings (excluding derivatives)	289
Portfolio turnover rate	48%
Net advisory fees paid	$429,522
Portfolio holdings (as of March 31, 2026)

Top ten holdings[1,2]	(%)
Citigroup, Inc., 6.625%, Series HH	2.2%
ING Groep NV, 7.00% (Netherlands)	1.5%
BNP Paribas SA, 8.00% (France)	1.4%
Toronto-Dominion Bank, 7.25%, due 7/31/2084 (Canada)	1.4%
UBS Group AG, 6.625% (Switzerland)	1.3%
TELUS Corp., 6.625%, due 6/9/2056 (Canada)	1.1%
Royal Bank of Canada, 6.75%, due 8/24/2085 (Canada)	1.1%
UBS Group AG, 7.00% (Switzerland)	1.0%
Phillips 66 Co., 5.875%, Series A, due 3/15/2056	1.0%
Truist Financial Corp., 6.669%, Series N	1.0%

Sector diversification[1,3]	(%)
Banking	50.8%
Utilities	13.3%
Insurance	9.8%
Pipelines	7.2%
Telecommunications	5.8%
Financial Services	3.6%
Consumer Discretionary Products	2.9%
Energy	1.9%
Real Estate	0.8%
Other (includes short-term investments)	3.9%

Country diversification[1,3]	(%)
United States	38.8%
Canada	14.6%
France	11.4%
United Kingdom	8.9%
Switzerland	4.5%
Germany	4.1%
Spain	3.3%
Italy	2.7%
Netherlands	2.4%
Other (includes short-term investments)	9.3%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	Based on net assets.
[2]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[3]	Excludes derivative instruments, if any.

Cohen & Steers Short Duration Preferred and Income Active ETF annual shareholder report as of March 31, 2026 NYSE Arca | CSSD

This annual shareholder report contains important information about Cohen & Steers Short Duration Preferred and Income Active ETF (Fund) for the period December 9, 2025 (commencement of investment operations) to March 31, 2026. You can find additional information about the Fund by scanning the QR code or visiting www.cohenandsteers.com/fund-literature. You can also request this information by contacting us at 1-866-737-6370.

What were the Fund costs for the period?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment (annualized)
Fund	$15†	0.49%
†	Costs for the period ended March 31, 2026. If the Fund had been in existence for the full fiscal year, the fees would have been higher.
How did the Fund perform during the period and what affected its performance?

The Fund had a 0.57% total return based on net asset value (NAV) for the period ended March 31, 2026, compared with the ICE BofA 1-3 Year U.S. Corporate Index, which returned 0.78%, and the ICE BofA U.S. All Capital Securities Index, which returned -0.10%.

The Fund's benchmark, the ICE BofA 1–3 Year U.S. Corporate Index, focuses on investment-grade corporate bonds with maturities of one to three years. The Fund's primary objective is to provide high current income, and its secondary objective is to provide capital preservation; we believe this is consistent with the benchmark over time. However, to meet its objectives, the Fund invests in low-duration preferred securities as well as shorter-term corporate bonds.

For the period ended March 31, 2026, allocations to the shortest-duration over-the-counter preferreds, including securities that are currently callable and those with maturities of six months or less, contributed the most to relative performance versus the ICE BofA 1–3 Year U.S. Corporate Index. In general, securities with longer durations underperformed as credit spreads widened in the risk-averse environment that prevailed with the outset of the U.S.–Iran war.

The Fund's allocations to contingent capital securities (CoCos) detracted from relative performance, particularly longer-duration issues. CoCos are primarily issued by European financial issuers and they underperformed given the rise in crude oil and natural gas prices in the period and the region's reliance on energy imports. CoCos were also weighed down as front-end interest rates in the EU and the U.K. lagged those in the U.S.

By sector, the Fund's allocations to preferred securities in the energy, utilities and financial services sectors contributed to relative performance. The Fund's allocations to banking, insurance and the telecommunications & media sectors detracted from relative performance.

Top contributors	Top detractors
Energy	Banking
Utilities	Insurance
Financial Services	Telecommunications & Media

Average annual total returns (%)*
(as of March 31, 2026)
Since inception[1] (12/9/25)
Fund NAV	0.57%
ICE BofA U.S. All Capital Securities Index	-0.10%
ICE BofA 1-3 Year U.S. Corporate Index	0.78%
Blended Benchmark[2]	0.43%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of March 31, 2026)
Net assets	$40,788,645
Number of portfolio holdings (excluding derivatives)	152
Portfolio turnover rate[1]	9%
Net advisory fees paid	$34,870
Portfolio holdings (as of March 31, 2026)

Top ten holdings[3,4]	(%)
Toronto-Dominion Bank, 7.25%, due 7/31/2084 (Canada)	3.0%
Truist Financial Corp., 6.669%, Series N	2.7%
Banco Santander SA, 9.625% (Spain)	2.6%
UBS Group AG, 6.625% (Switzerland)	2.4%
Citigroup, Inc., 6.625%, Series HH	2.0%
Bank of Montreal, 7.70%, due 5/26/2084 (Canada)	2.0%
Citigroup, Inc., 6.875%, Series GG	1.8%
BNP Paribas SA, 8.00% (France)	1.8%
Royal Bank of Canada, 6.75%, due 8/24/2085 (Canada)	1.6%
Energy Transfer LP, 6.50%, Series H	1.6%

Sector diversification[3,5]	(%)
Banking	54.3%
Utilities	12.2%
Insurance	9.5%
Pipelines	7.1%
Telecommunications	5.3%
Financial Services	3.9%
Consumer Discretionary Products	1.5%
Health Care	0.9%
Software & Tech Services	0.8%
Other (includes short-term investments)	4.5%

Country diversification[3,5]	(%)
United States	40.5%
Canada	21.1%
United Kingdom	8.4%
France	7.9%
Switzerland	7.6%
Spain	3.5%
Japan	1.9%
Netherlands	1.5%
Italy	1.3%
Other (includes short-term investments)	6.3%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	Not annualized.
[2]	The Blended Benchmark consists of 65% ICE 0-5 Year Large Cap Capital Securities Custom Index USD Hedged and 35% ICE BofA 1-5 Year U.S. Corporate Index.
[3]	Based on net assets.
[4]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[5]	Excludes derivative instruments, if any.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (“Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of trustees (“Board”) has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s Board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s Board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Ramona Rogers-Windsor is a member of the Board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the last two fiscal years ended March 31, 2025 and March 31, 2026 for professional services rendered by the Registrant’s principal accountant were as follows:

	2026	2025*
Audit Fees	$108,120	$75,500
Audit-Related Fees	$0	$0
Tax Fees	$0	$18,871
All Other Fees	$0	$0

*	Registrant commenced operations on February 4, 2025

Tax fees were billed in connection with tax compliance services, including the review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the Board of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended March 31, 2025 and March 31, 2026, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2026	2025*
Registrant	$0	$18,871
Investment Advisor	$0	$0

*	Registrant commenced operations on February 4, 2025

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Gerald J. Maginnis (chair), Michael G. Clark and Ramona Rogers-Windsor.

(b) Not applicable.

Item 6. Investments.

(a) Included in Item 7 below.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Annual Financial Statements and Additional Information

March 31, 2026

NYSE Arca tickers:

Real Estate Active ETF

Infrastructure Opportunities Active ETF

Natural Resources Active ETF

Preferred and Income Opportunities Active ETF

Short Duration Preferred and Income Active ETF

We would like to share with you our report for the year ended March 31, 2026. The total returns for the exchanged-traded funds (the Funds) of the Cohen & Steers ETF Trust and their respective comparative benchmarks were:

	Six Months Ended March 31, 2026	Year Ended March 31, 2026
Cohen & Steers Real Estate Active ETF
Net Asset Value Total Return	1.96%	5.36%
Market Price Total Return	2.13%	5.57%
S&P 500 Index(a)	-1.79%	17.80%
FTSE Nareit All Equity REITs Index(a)	1.54%	3.28%

Cohen & Steers Infrastructure Opportunities Active ETF
Net Asset Value Total Return	N/A (b)	N/A (b)
Market Price Total Return	N/A (b)	N/A (b)
MSCI World Index—net(a)	N/A (b)	N/A (b)
FTSE Global Core Infrastructure 50/50 Net Tax Index(a)	N/A (b)	N/A (b)

Cohen & Steers Natural Resources Active ETF
Net Asset Value Total Return	29.67%	54.96%
Market Price Total Return	30.37%	54.76%
MSCI World Index—net(a)	-0.57%	18.90%
S&P Global Natural Resources Index—net(a)	27.71%	44.22%

Cohen & Steers Preferred and Income Opportunities Active ETF
Net Asset Value Total Return	0.78%	7.82%
Market Price Total Return	1.28%	7.53%
ICE BofA U.S. All Capital Securities Index(a)	-0.35%	5.47%
ICE Large Cap Capital Securities Index (USD Hedged)(a)	0.63%	6.39%

Cohen & Steers Short Duration Preferred and Income Active ETF
Net Asset Value Total Return	N/A (c)	N/A (c)
Market Price Total Return	N/A (c)	N/A (c)
ICE BofA U.S. All Capital Securities Index(a)	N/A (c)	N/A (c)
ICE BofA 1-3 Year U.S. Corporate Index(a)	N/A (c)	N/A (c)
Blended Benchmark (65% ICE 0-5 Year Large Cap Capital Securities Custom Index USD Hedged and 35% ICE BofA 1-5 Year U.S. Corporate Index)(a)	N/A (c)	N/A (c)

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed or sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of each Fund can be obtained by visiting our website at cohenandsteers.com. Fund returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by each Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of each Fund’s current and accumulated earnings and profits as calculated for federal income tax purposes. Distributions in excess of each Fund’s current and accumulated earnings and profits are taxed as a return of capital.

(a)

The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The ICE BofA U.S. All Capital Securities Index tracks the performance of fixed rate, U.S. dollar-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. ICE Large Cap Capital Securities Index (USD Hedged) is a global USD-hedged benchmark that tracks the performance of U.S. dollar, euro, or British pound denominated hybrid corporate and preferred securities publicly issued in the major domestic and euro bond markets. The MSCI World Index—net is a free-float adjusted index that measures performance of large and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the US domestic market, with a remaining term to final maturity of less than 3 years. ICE 0-5 Year Large Cap Capital Securities Custom Index USD Hedged tracks the performance of securities with a maturity of 5 years or less for U.S. dollar, Euro, or British pound denominated hybrid corporate and preferred securities publicly issued in the major domestic and eurobond markets and is hedged to the U.S. dollar. The ICE BofA 1-5 Year U.S. Corporate Index tracks the performance of U.S. dollar denominated investment-grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity of less than five years.

(b)

For the period December 9, 2025 (commencement of investment operations) through March 31, 2026, total returns for the Fund based on net asset value and market price were 10.66% and 11.72%, respectively. Additionally for the period December 9, 2025 (commencement of investment operations) through March 31, 2026, total returns for MSCI World Index—net and FTSE Global Core Infrastructure 50/50 Net Tax Index were -2.86% and 9.11%, respectively.

(c)

For the period December 9, 2025 (commencement of investment operations) through March 31, 2026, total returns for the Fund based on net asset value and market price were 0.57% and 1.67%, respectively. Additionally for the period December 9, 2025 (commencement of investment operations) through March 31, 2026, total returns for ICE BofA U.S. All Capital Securities Index, ICE BofA 1-3 Year U.S. Corporate Index and Blended Benchmark (65% ICE 0-5 Year Large Cap Capital Securities Custom Index USD Hedged and 35% ICE BofA 1-5 Year U.S. Corporate Index) were -0.10%, 0.78% and 0.43%, respectively.

SCHEDULE OF INVESTMENTS

Cohen & Steers Real Estate Active ETF

March 31, 2026

		Shares	Value
COMMON STOCK—REAL ESTATE	99.2%
DATA CENTERS	17.0%
Digital Realty Trust, Inc.		158,766	$28,611,221
Equinix, Inc.		17,826	17,473,758
GDS Holdings Ltd. (H Shares) (China)(a)		389,900	1,921,356
NEXTDC Ltd. (Australia)(a)		154,020	1,202,933

			49,209,268

DIVERSIFIED	1.1%
Goodman Group (Australia)		76,701	1,351,573
Tokyo Tatemono Co. Ltd. (Japan)		86,600	1,957,306

			3,308,879

HEALTH CARE	18.0%
CareTrust REIT, Inc.		122,447	4,487,682
Omega Healthcare Investors, Inc.		96,669	4,236,036
Welltower, Inc.		219,739	43,444,598

			52,168,316

HOTEL	3.9%
Caesars Entertainment, Inc.(a)		62,861	1,661,416
DiamondRock Hospitality Co.		1,035,816	9,705,596

			11,367,012

INDUSTRIALS	8.1%
Catena AB (Sweden)		30,068	1,394,988
EastGroup Properties, Inc.		44,955	8,320,721
Prologis, Inc.		102,840	13,593,391

			23,309,100

INFRASTRUCTURE	12.8%
American Tower Corp.		56,277	9,712,285
Crown Castle, Inc.		238,355	19,380,645
SBA Communications Corp., Class A		46,521	8,006,729

			37,099,659

OFFICE	2.0%
Empire State Realty Trust, Inc., Class A		534,202	2,777,850
Hudson Pacific Properties, Inc.(a)		59,821	353,542
Piedmont Realty Trust, Inc., Class A(a)		421,698	2,770,556

			5,901,948

RESIDENTIAL	11.2%
Centurion Accommodation REIT (Singapore)		3,108,800	2,659,781
Equity LifeStyle Properties, Inc.		101,337	6,325,455
Essex Property Trust, Inc.		22,970	5,558,740
Invitation Homes, Inc.		188,423	4,682,312
Neinor Homes SA (Spain)(a)(b)		99,657	1,902,915
Sun Communities, Inc.		48,410	6,097,724

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Real Estate Active ETF

March 31, 2026

		Shares	Value
UDR, Inc.		150,799	$5,093,990

			32,320,917

RETAIL	11.2%
Acadia Realty Trust		325,925	6,231,686
Agree Realty Corp.		54,373	4,098,637
Essential Properties Realty Trust, Inc.		315,250	9,570,990
Klepierre SA (France)		36,243	1,358,122
NETSTREIT Corp.		113,252	2,132,535
RioCan Real Estate Investment Trust (Canada)		172,152	2,350,059
Simon Property Group, Inc.		36,482	6,804,987

			32,547,016

SELF STORAGE	5.6%
Extra Space Storage, Inc.		63,622	8,342,753
Public Storage		28,815	7,805,407

			16,148,160

SPECIALTY	8.3%
Gaming & Leisure Properties, Inc.		32,421	1,438,520
Iron Mountain, Inc.		83,307	8,508,977
Outfront Media, Inc.		354,245	9,387,492
Rayonier, Inc.		226,247	4,665,213

			24,000,202

TOTAL COMMON STOCK (Identified cost—$286,759,355)			287,380,477

SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.60%(c)		1,456,972	1,456,972
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(c)		147,007	147,007

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,603,979)			1,603,979

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$288,363,334)	99.7%		288,984,456
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		843,019

NET ASSETS	100.0%		$289,827,475

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Real Estate Active ETF

March 31, 2026

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	AUD	3,197,499	USD	2,263,493	4/20/26	$57,859
Brown Brothers Harriman	CAD	3,207,319	USD	2,342,904	4/20/26	35,371
Brown Brothers Harriman	EUR	2,680,147	USD	3,088,146	4/20/26	(12,344)
Brown Brothers Harriman	HKD	19,567,799	USD	2,500,955	4/20/26	2,912
Brown Brothers Harriman	JPY	281,928,000	USD	1,776,586	4/20/26	(2,564)
Brown Brothers Harriman	SEK	7,751,177	USD	834,112	4/20/26	14,555
Brown Brothers Harriman	SGD	1,056,834	USD	829,232	4/20/26	6,182
Brown Brothers Harriman	SGD	2,441,232	USD	1,914,046	4/20/26	12,842
Brown Brothers Harriman	USD	426,002	HKD	3,330,676	4/20/26	(805)
Brown Brothers Harriman	USD	242,472	HKD	1,896,209	4/20/26	(400)
						$113,608

Glossary of Portfolio Abbreviations

AUD	Australia Dollar
CAD	Canadian Dollar
EUR	Euro Currency
HKD	Hong Kong Dollar
JPY	Japan Yen
REIT	Real Estate Investment Trust
SEK	Sweden Krona
SGD	Singapore Dollar
USD	United States Dollar

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Real Estate Active ETF

March 31, 2026

Fair Value Hierarchy as of Year End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$287,380,477	$—	$—	$287,380,477
Short-Term Investments	—	1,603,979	—	1,603,979

Total Investments in Securities	$287,380,477	$1,603,979	$—	$288,984,456

Forward Foreign Currency Exchange Contracts	$—	$129,721	$—	$129,721

Total Derivative Assets	$—	$129,721	$—	$129,721

Forward Foreign Currency Exchange Contracts	$—	$(16,113)	$—	$(16,113)

Total Derivative Liabilities	$—	$(16,113)	$—	$(16,113)

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $1,902,915 which represents 0.7% of the net assets of the Fund, of which 0.0% are illiquid.

(c)	Rate quoted represents the annualized seven–day yield.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

Cohen & Steers Infrastructure Opportunities Active ETF

March 31, 2026

		Shares/Units	Value
COMMON STOCK	99.2%
ARGENTINA	1.0%
MIDSTREAM
Transportadora de Gas del Sur SA, Class B, ADR(a)		7,695	$266,324

AUSTRALIA	4.3%
TRANSPORT LOGISTICS
Qube Holdings Ltd.		333,728	1,119,043

BRAZIL	4.3%
ELECTRIC
Cia Paranaense de Energia—Copel		379,569	1,130,679

CANADA	5.8%
MIDSTREAM
TC Energy Corp.		24,156	1,512,637

CHINA	2.3%
GAS DISTRIBUTION
ENN Energy Holdings Ltd., (H Shares)		75,300	608,358

FRANCE	4.0%
TOLL ROADS
Vinci SA		6,944	1,030,166

ITALY	4.4%
COMMUNICATIONS
RAI Way SpA(b)		168,368	1,142,350

JAPAN	3.3%
RAILWAYS
Central Japan Railway Co.		33,200	854,345

MALAYSIA	3.2%
ELECTRIC
Tenaga Nasional Bhd.		241,500	829,056

MEXICO	2.4%
AIRPORTS
Grupo Aeroportuario del Sureste SAB de CV, Class B		18,917	637,920

PHILIPPINES	4.0%
MARINE PORTS
International Container Terminal Services, Inc.		91,810	1,039,758

UNITED ARAB EMIRATES	3.8%
DIVERSIFIED	2.2%
Alec Holdings PJSC(a)		1,503,349	572,969

MARINE PORTS	1.6%
Abu Dhabi Ports Co. PJSC(a)		405,110	427,906

TOTAL UNITED ARAB EMIRATES			1,000,875

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Infrastructure Opportunities Active ETF

March 31, 2026

		Shares/Units	Value
UNITED KINGDOM	3.9%
WATER
Severn Trent PLC		25,020	$1,023,299

UNITED STATES	52.5%
COMMUNICATIONS	3.5%
Crown Castle, Inc.		11,099	902,459

DIVERSIFIED	2.9%
MasTec, Inc.(a)		2,358	758,663

ELECTRIC	28.5%
Alliant Energy Corp.		13,688	982,251
Ameren Corp.		12,421	1,365,316
DTE Energy Co.		4,060	593,653
Duke Energy Corp.		4,589	600,884
Entergy Corp.		13,190	1,482,028
Evergy, Inc.		10,987	900,055
NextEra Energy, Inc.		16,196	1,504,285

			7,428,472

MIDSTREAM	7.5%
Venture Global, Inc., Class A		28,866	454,928
Williams Cos., Inc.		20,832	1,516,153

			1,971,081

RAILWAYS	10.1%
CSX Corp.		41,315	1,695,981
Norfolk Southern Corp.		3,318	952,266

			2,648,247

TOTAL UNITED STATES			13,708,922

TOTAL COMMON STOCK (Identified cost—$24,188,315)			25,903,732

SHORT-TERM INVESTMENTS	0.3%
MONEY MARKET FUNDS
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(c)		74,092	74,092

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$74,092)			74,092

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$24,262,407)	99.5%		25,977,824
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5		126,213

NET ASSETS	100.0%		$26,104,037

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Infrastructure Opportunities Active ETF

March 31, 2026

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$25,903,732	$—	$—	$25,903,732
Short-Term Investments	—	74,092	—	74,092

Total Investments in Securities	$25,903,732	$74,092	$—	$25,977,824

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $1,142,350 which represents 4.4% of the net assets of the Fund, of which 0.0% are illiquid.

(c)	Rate quoted represents the annualized seven–day yield.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

Cohen & Steers Natural Resources Active ETF

March 31, 2026

		Shares	Value
COMMON STOCK	99.6%
AGRIBUSINESS	30.1%
AGRICULTURAL PRODUCTS	4.9%
Archer-Daniels-Midland Co.		10,796	$784,762
Bunge Global SA		27,861	3,543,919

			4,328,681

CONSTRUCTION MACHINERY & HEAVY TRUCKS	2.8%
AGCO Corp.		14,459	1,675,364
Kubota Corp. (Japan)		52,800	817,426

			2,492,790

FERTILIZERS & AGRICULTURAL CHEMICALS	10.7%
Corteva, Inc.		27,686	2,317,595
Givaudan SA (Switzerland)		232	778,749
Mosaic Co.		82,947	2,115,149
Nutrien Ltd. (Canada)		29,851	2,252,556
Yara International ASA (Brazil)		34,973	2,037,073

			9,501,122

PACKAGED FOODS & MEATS	11.7%
Bakkafrost P (Faeroe Islands)		15,140	707,989
JBS NV, Class A(a)		86,718	1,557,455
Minerva SA (Brazil)		631,645	518,257
Mowi ASA (Norway)		104,056	2,359,902
Nisshin Seifun Group, Inc. (Japan)		67,500	891,253
Pilgrim’s Pride Corp.		25,366	957,820
Smithfield Foods, Inc.		97,063	2,714,852
WH Group Ltd. (Hong Kong)(b)		529,500	692,837

			10,400,365

TOTAL AGRIBUSINESS			26,722,958

ENERGY	40.9%
COAL & CONSUMABLE FUELS	2.3%
Cameco Corp. (Canada)		9,658	1,048,955
Centrus Energy Corp., Class A(a)		1,987	344,923
Core Natural Resources, Inc.		1,180	123,582
Denison Mines Corp. (Canada)(a)		155,821	550,048

			2,067,508

INTEGRATED OIL & GAS	26.9%
Cenovus Energy, Inc. (Canada)		67,377	1,788,196
Chevron Corp.		7,184	1,486,370
Eni SpA (Italy)		12,450	357,600
Exxon Mobil Corp.		32,225	5,467,293
Petroleo Brasileiro SA—Petrobras, ADR (Brazil)		46,332	961,389
Shell PLC		104,637	4,962,368
Suncor Energy, Inc. (Canada)		50,740	3,356,040

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Natural Resources Active ETF

March 31, 2026

		Shares	Value
TotalEnergies SE (France)		59,281	$5,543,950

			23,923,206

OIL & GAS EQUIPMENT & SERVICES	1.4%
SLB Ltd.		2,537	130,377
Solaris Energy Infrastructure, Inc.		8,687	490,902
Tenaris SA		21,579	636,023

			1,257,302

OIL & GAS EXPLORATION & PRODUCTION	5.6%
Antero Resources Corp.(a)		8,343	354,077
ConocoPhillips		22,426	2,960,232
Devon Energy Corp.		10,035	504,961
Tamboran Resources Corp. (Australia)(a)		12,614	630,574
Venture Global, Inc., Class A		32,129	506,353

			4,956,197

OIL & GAS REFINING & MARKETING	3.9%
Reliance Industries Ltd., GDR (India)(b)		43,149	2,506,957
Valero Energy Corp.		3,715	917,902

			3,424,859

OIL & GAS STORAGE & TRANSPORTATION	0.8%
National Fuel Gas Co.		7,308	686,660

TOTAL ENERGY			36,315,732

INDUSTRIALS	1.7%
CAPITAL GOODS	1.7%
JBT Marel Corp.		5,076	649,068
MasTec, Inc.(a)		2,752	885,429

			1,534,497

MATERIALS	0.8%
PAPER PACKAGING	0.8%
International Paper Co.		19,289	688,617

METALS & MINING	26.1%
ALUMINUM	1.4%
Alcoa Corp.		5,806	385,112
Century Aluminum Co.(a)		14,742	865,208

			1,250,320

DIVERSIFIED METALS & MINING	10.3%
Anglo American PLC (South Africa)		42,116	1,772,126
Capstone Copper Corp. (Canada)(a)		85,702	646,261
Foran Mining Corp. (Canada)(a)		160,355	621,316
Freeport-McMoRan, Inc.		31,597	1,857,272
Glencore PLC (Australia)(a)		298,164	2,231,746
Hudbay Minerals, Inc. (Canada)		18,473	386,829

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Natural Resources Active ETF

March 31, 2026

		Shares	Value
Rio Tinto PLC, ADR (Australia)		17,503	$1,632,855

			9,148,405

GOLD	11.4%
Agnico Eagle Mines Ltd. (Canada)		10,939	2,220,398
Barrick Mining Corp. (Canada)		52,646	2,147,430
Coeur Mining, Inc.(a)		49,550	930,054
Franco-Nevada Corp. (Canada)		2,021	499,288
Newmont Corp.		22,410	2,425,883
Perpetua Resources Corp.(a)		27,658	777,743
Wheaton Precious Metals Corp. (Brazil)		8,826	1,156,294

			10,157,090

PRECIOUS METALS & MINERALS	0.4%
Valterra Platinum Ltd. (South Africa)		4,065	331,435

STEEL	2.6%
ArcelorMittal SA (Luxembourg)		18,329	928,776
POSCO Holdings, Inc. (South Korea)		1,454	315,643
Steel Dynamics, Inc.		3,325	598,500
Vale SA, ADR (Brazil)		26,636	423,779

			2,266,698

TOTAL METALS & MINING			23,153,948

TOTAL COMMON STOCK (Identified cost—$71,745,618)			88,415,752

WARRANTS—AGRIBUSINESS—PACKAGED FOODS & MEATS	0.0%
Minerva SA, exercise price $5.17, expires 4/7/28 (Brazil)(a)		35,052	8,391

TOTAL WARRANTS (Identified cost—$0)			8,391

SHORT-TERM INVESTMENTS	0.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.60%(c)		77,498	77,498
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(c)		31,593	31,593

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$109,091)			109,091

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$71,854,709)	99.7%		88,533,234
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		237,212

NET ASSETS	100.0%		$88,770,446

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Natural Resources Active ETF

March 31, 2026

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Fair Value Hierarchy as of Year End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$88,415,752	$—	$—	$88,415,752
Warrants	8,391	—	—	8,391
Short-Term Investments	—	109,091	—	109,091

Total Investments in Securities	$88,424,143	$109,091	$—	$88,533,234

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $3,199,794 which represents 3.6% of the net assets of the Fund, of which 0.0% are illiquid.

(c)	Rate quoted represents the annualized seven–day yield.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

Cohen & Steers Preferred and Income Opportunities Active ETF

March 31, 2026

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	9.2%
BANKING	4.4%
Bank of America Corp., 4.25%, Series QQ(a)		15,397	$261,749
Bank of America Corp., 4.375%, Series NN(a)		16,328	286,720
Bank of America Corp., 4.75%, Series SS(a)		16,800	319,704
Bank of America Corp., 5.00%, Series LL(a)		13,000	262,210
Bank of America Corp., 5.375%, Series KK(a)		14,400	311,760
Capital One Financial Corp., 4.80%, Series J(a)		17,000	303,110
Citigroup, Inc., 6.25%, Series II(a)		22,010	542,546
Fifth Third Bancorp, 6.875% to 10/1/30(a)(b)		25,400	661,924
First Horizon Corp., 6.75%, Series H(a)		18,540	458,865
JPMorgan Chase & Co., 4.625%, Series LL(a)		14,925	285,366
M&T Bank Corp., 6.35%, Series K(a)		58,200	1,459,656
M&T Bank Corp., 7.50%, Series J(a)		4,035	103,417
Morgan Stanley, 4.25%, Series O(a)		9,470	162,600
Morgan Stanley, 6.625%, Series Q(a)		7,176	181,122
Northern Trust Corp., 4.70%, Series E(a)		25,230	471,801
Regions Financial Corp., 6.95% to 9/15/29(a)(b)		9,300	231,570
Wells Fargo & Co., 4.375%, Series CC(a)		2,000	34,900
Wells Fargo & Co., 4.70%, Series AA(a)		10,900	205,792

			6,544,812

FINANCIAL SERVICES	0.6%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(b)		25,719	654,034
Brookfield Finance I U.K. PLC, 4.50% (Canada)(a)		20,110	292,400

			946,434

INSURANCE	2.1%
Allstate Corp., 5.10%, Series H(a)		14,226	281,248
Aspen Insurance Holdings Ltd., 7.00% (Bermuda)(a)		36,200	843,460
Athene Holding Ltd., 4.875%, Series D(a)		599	9,716
Equitable Holdings, Inc., 5.25%, Series A(a)		12,000	232,920
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53		22,455	559,354
Lincoln National Corp., 9.00%, Series D(a)		1,193	31,185
MetLife, Inc., 5.625%, Series E(a)		12,000	269,280
Prudential Financial, Inc., 4.125%, due 9/1/60		11,713	190,805
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(b)		26,979	685,536

			3,103,504

REAL ESTATE	0.2%
Public Storage, 4.125%, Series M(a)		7,700	120,505
Public Storage, 4.625%, Series L(a)		10,900	190,968

			311,473

TELECOMMUNICATIONS	0.5%
AT&T, Inc., 4.75%, Series C(a)		11,400	209,760
AT&T, Inc., 5.00%, Series A(a)		8,300	163,012

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Preferred and Income Opportunities Active ETF

March 31, 2026

		Shares	Value
T-Mobile USA, Inc., Senior Debt, 6.25%, due 9/1/69		16,000	$386,880

			759,652

UTILITIES	1.4%
Algonquin Power & Utilities Corp., 8.532% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(c)		16,261	424,087
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)		2,200	32,868
CMS Energy Corp., 5.625%, due 3/15/78		7,000	149,240
CMS Energy Corp., 5.875%, due 10/15/78		15,000	328,500
DTE Energy Co., 6.25%, due 10/1/85, Series H		9,777	232,595
NextEra Energy Capital Holdings, Inc., 6.50%, due 4/15/86, Series Z		32,500	811,200
Xcel Energy, Inc., 6.25%, due 10/15/85		6,972	172,069

			2,150,559

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$14,144,009)			13,816,434

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	87.5%
BANKING	46.5%
Abanca Corp. Bancaria SA, 6.125% to 9/19/31 (Spain)(a)(b)(d)(e)		EUR 400,000	458,573
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(a)(b)(d)(e)		EUR 200,000	244,518
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(a)(b)(d)(e)		EUR 200,000	241,447
Banco Bilbao Vizcaya Argentaria SA, 7.75% to 1/14/32 (Spain)(a)(b)(d)		250,000	256,841
Banco Bilbao Vizcaya Argentaria SA, 8.375% to 6/21/28 (Spain)(a)(b)(d)(e)		EUR 200,000	247,063
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(a)(b)(d)(e)		EUR 400,000	467,286
Banco Mercantil del Norte SA, 8.375% to 5/20/31 (Mexico)(a)(b)(d)(f)		200,000	205,750
Banco Mercantil del Norte SA, 8.75% to 5/20/35 (Mexico)(a)(b)(d)(f)		200,000	208,640
Banco Santander SA, 4.125% to 11/12/27 (Spain)(a)(b)(d)		EUR 200,000	227,682
Banco Santander SA, 4.75% to 11/12/26 (Spain)(a)(b)(d)		800,000	791,716
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(b)(d)		400,000	421,983
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(b)(d)		800,000	862,152
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(b)		300,000	300,739
Bank of America Corp., 6.25% to 7/26/30, Series UU(a)(b)		100,000	100,660
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(b)		665,000	682,227
Bank of Ireland Group PLC, 6.125% to 3/18/32 (Ireland)(a)(b)(d)(e)		EUR 400,000	458,491
Bank of Montreal, 6.875% to 11/26/30, due 11/26/85, Series 6 (Canada)(b)		1,000,000	1,009,927
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(b)		1,383,000	1,421,247
Bank of Nova Scotia, 6.875% to 10/27/35, due 10/27/85 (Canada)(b)		1,050,000	1,032,000
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(b)		300,000	303,163
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(a)(b)		70,000	72,537
Barclays PLC, 6.125% to 12/15/35 (United Kingdom)(a)(b)(d)(e)		EUR 500,000	552,282
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(b)(d)		300,000	310,587
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(a)(b)(d)(e)		GBP 550,000	744,815
Barclays PLC, 8.50% to 6/15/30 (United Kingdom)(a)(b)(d)		GBP 500,000	679,065
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a)(b)(d)(e)		GBP 200,000	272,397
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(a)(b)(d)		GBP 400,000	557,898

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Preferred and Income Opportunities Active ETF

March 31, 2026

	Principal Amount*	Value
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(d)	400,000	$436,522
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(b)(d)(f)	200,000	178,175
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(b)(d)(f)	1,500,000	1,504,756
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(d)(f)	700,000	722,682
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(b)(d)(f)	1,991,000	2,074,855
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(b)(d)(f)	400,000	417,039
BPER Banca SpA, 5.875% to 3/19/31 (Italy)(a)(b)(d)(e)	EUR 400,000	445,644
CaixaBank SA, 8.25% to 3/13/29 (Spain)(a)(b)(d)(e)	EUR 200,000	249,214
Canadian Imperial Bank of Commerce, 6.50% to 7/28/31, due 7/28/86 (Canada)(b)	800,000	782,222
Canadian Imperial Bank of Commerce, 7.00% to 10/28/30, due 10/28/85 (Canada)(b)	200,000	202,272
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)	330,000	305,490
Citigroup, Inc., 6.50% to 5/15/31, Series JJ(a)(b)	200,000	199,578
Citigroup, Inc., 6.625% to 2/15/31, Series HH(a)(b)	3,340,000	3,344,777
Citigroup, Inc., 6.875% to 8/15/30, Series GG(a)(b)	1,475,000	1,486,369
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(b)	173,000	174,384
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(b)	110,000	113,274
Citigroup, Inc., 7.20% to 5/15/29, Series BB(a)(b)	300,000	306,524
Citigroup, Inc., 7.375% to 5/15/28, Series Z(a)(b)	200,000	206,771
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(b)	290,000	300,066
Commerzbank AG, 6.625% to 10/9/32 (Germany)(a)(b)(d)(e)	EUR 600,000	709,108
Commerzbank AG, 7.50% to 10/9/30 (Germany)(a)(b)(d)(e)	200,000	203,069
Cooperatieve Rabobank UA, 3.25% to 12/29/26 (Netherlands)(a)(b)(d)(e)	EUR 400,000	460,639
Cooperatieve Rabobank UA, 6.50% (Netherlands)(a)(e)	EUR 94,000	120,357
Coventry Building Society Charitable Foundation, 8.75% to 6/11/29 (United Kingdom)(a)(b)(d)(e)	GBP 800,000	1,088,004
Credit Agricole SA, 7.125% to 9/23/35 (France)(a)(b)(d)(f)	700,000	706,908
Credit Agricole SA, 7.25% to 9/23/28 (France)(a)(b)(d)(e)	EUR 1,100,000	1,333,969
Deutsche Bank AG, 6.75% to 10/30/34 (Germany)(a)(b)(d)(e)	EUR 200,000	228,136
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(a)(b)(d)(e)	EUR 1,000,000	1,197,224
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(a)(b)(d)(e)	EUR 1,000,000	1,214,519
Erste Group Bank AG, 6.375% to 4/15/32 (Austria)(a)(b)(d)(e)	EUR 600,000	704,968
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(a)(b)(d)(e)	EUR 400,000	487,608
Eurobank SA, 6.25% to 11/10/33 (Greece)(a)(b)(d)(e)	EUR 200,000	220,526
Eurobank SA, 6.625% to 6/4/31 (Greece)(a)(b)(d)(e)	EUR 300,000	348,658
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(a)(b)	75,000	74,029
Goldman Sachs Group, Inc., 6.85% to 2/10/30(a)(b)	100,000	101,994
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(b)	572,000	599,559
HSBC Holdings PLC, 6.75% to 3/24/31 (United Kingdom)(a)(b)(d)	800,000	791,681
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(a)(b)(d)	200,000	201,480
HSBC Holdings PLC, 7.00% to 9/24/35 (United Kingdom)(a)(b)(d)	600,000	594,360
HSBC Holdings PLC, 7.05% to 6/5/30 (United Kingdom)(a)(b)(d)	1,100,000	1,108,799
Huntington Bancshares, Inc., 6.25% to 10/15/30, Series K(a)(b)	300,000	295,799
ING Groep NV, 7.00% to 11/16/32 (Netherlands)(a)(b)(d)	2,300,000	2,297,326
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(a)(b)(d)(e)	200,000	204,687

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Preferred and Income Opportunities Active ETF

March 31, 2026

	Principal Amount*	Value
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(a)(b)(d)(e)	EUR 600,000	$726,433
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)	269,000	279,256
Julius Baer Group Ltd., 6.625% to 8/15/29 (Switzerland)(a)(b)(d)(e)	EUR 400,000	464,363
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(a)(b)(d)(e)	400,000	399,509
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(a)(b)(d)	200,000	198,987
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(a)(b)(d)	GBP 200,000	263,369
Lloyds Banking Group PLC, 7.875% to 6/27/29 (United Kingdom)(a)(b)(d)(e)	GBP 200,000	270,690
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(b)(d)	200,000	210,110
Lloyds Banking Group PLC, 8.50% to 3/27/28 (United Kingdom)(a)(b)(d)	GBP 200,000	275,091
M&T Bank Corp., 3.50% to 9/1/26, Series I(a)(b)	80,000	77,725
Nationwide Building Society, 7.50% to 12/20/30 (United Kingdom)(a)(b)(d)(e)	GBP 200,000	265,580
Nationwide Building Society, 7.875% to 12/20/31 (United Kingdom)(a)(b)(d)(e)	GBP 400,000	532,716
Nationwide Building Society, 10.25%, Series CCDS (United Kingdom)(a)(e)	GBP 300,000	514,219
NatWest Group PLC, 7.50% to 2/28/32 (United Kingdom)(a)(b)(d)	GBP 200,000	263,514
NatWest Group PLC, 7.625% to 9/30/35 (United Kingdom)(a)(b)(d)(e)	GBP 200,000	262,181
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(b)(d)	200,000	216,597
Nordea Bank Abp, 6.75% to 11/10/33 (Finland)(a)(b)(d)(f)	600,000	598,578
Piraeus Bank SA, 6.75% to 12/30/30 (Greece)(a)(b)(d)(e)	EUR 600,000	697,047
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(b)	225,000	225,046
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)	70,000	70,194
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)	153,000	154,446
RCI Banque SA, 6.125% to 9/24/30 (France)(a)(b)(d)(e)	EUR 600,000	681,093
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(b)	500,000	483,497
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(b)	1,650,000	1,657,095
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(b)(d)(f)	600,000	562,767
Societe Generale SA, 6.125% to 3/17/32 (France)(a)(b)(d)(e)	EUR 300,000	340,216
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(b)(d)(f)	880,000	877,177
Societe Generale SA, 7.125% to 7/15/35 (France)(a)(b)(d)(f)	200,000	192,341
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(b)(d)(f)	1,200,000	1,236,191
Societe Generale SA, 8.50% to 3/25/34 (France)(a)(b)(d)(f)	700,000	748,731
Standard Chartered PLC, 7.625% to 1/16/32 (United Kingdom)(a)(b)(d)(f)	300,000	306,490
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(b)(d)(f)	1,000,000	1,039,696
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)(a)(b)(d)(e)	200,000	196,736
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a)(b)(d)(e)	200,000	185,786
Swedbank AB, 7.75% to 3/17/30 (Sweden)(a)(b)(d)(e)	200,000	210,652
Toronto-Dominion Bank, 6.35% to 10/31/30, due 10/31/85 (Canada)(b)	800,000	787,755
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(b)	2,004,000	2,046,435
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(b)	475,000	490,329
Truist Financial Corp., 6.669% to 9/1/26, Series N(a)(b)	1,524,000	1,523,114
UBS Group AG, 6.625% to 1/8/31 (Switzerland)(a)(b)(d)(f)	2,000,000	1,948,348
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(d)(f)	400,000	396,650
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(a)(b)(d)(f)	1,000,000	972,573
UBS Group AG, 7.00% to 1/8/36 (Switzerland)(a)(b)(d)(f)	1,600,000	1,547,521
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(a)(b)(d)(f)	600,000	620,014
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(d)(f)	200,000	213,291
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(d)(f)	200,000	225,320

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Preferred and Income Opportunities Active ETF

March 31, 2026

		Principal Amount*	Value
UniCredit SpA, 3.875% to 6/3/27 (Italy)(a)(b)(d)(e)		EUR 600,000	$682,039
Wells Fargo & Co., 6.125% to 6/15/31, Series GG(a)(b)		1,134,000	1,138,568
Wells Fargo & Co., 7.625% to 9/15/28(a)(b)		70,000	73,576

			70,225,359

CONSUMER DISCRETIONARY PRODUCTS	2.9%
Stellantis NV, 6.25% to 3/16/31(a)(b)(e)		EUR 220,000	242,942
Stellantis NV, 6.875% to 12/16/33(a)(b)(e)		EUR 750,000	817,826
Stellantis NV, 8.25% to 6/16/32(a)(b)(e)		GBP 1,000,000	1,267,532
Volkswagen International Finance NV, 3.875% to 6/17/29 (Germany)(a)(b)(e)		EUR 300,000	333,770
Volkswagen International Finance NV, 4.625% to 6/27/28 (Germany)(a)(b)(e)		EUR 200,000	231,464
Volkswagen International Finance NV, 5.493% to 11/15/30 (Germany)(a)(b)(e)		EUR 700,000	807,859
Volkswagen International Finance NV, 7.50% to 9/6/28, Series PNC5 (Germany)(a)(b)(e)		EUR 400,000	490,333
Volkswagen International Finance NV, 7.875% to 9/6/32 (Germany)(a)(b)(e)		EUR 200,000	256,471

			4,448,197

ENERGY	1.9%
BP Capital Markets PLC, 3.25% to 4/10/26(a)(b)(e)		EUR 300,000	346,558
BP Capital Markets PLC, 3.625% to 3/22/29(a)(b)(e)		EUR 500,000	570,322
BP Capital Markets PLC, 4.375% to 8/19/31(a)(b)(e)		EUR 200,000	231,629
OMV AG, 4.37% to 10/1/30 (Austria)(a)(b)(e)		EUR 400,000	454,530
Repsol Europe Finance SARL, 4.50% to 3/26/31 (Spain)(a)(b)(e)		EUR 200,000	229,495
Sunoco LP, 7.875% to 9/18/30(a)(b)(f)		476,000	486,370
TotalEnergies SE, 2.00% to 6/4/30 (France)(a)(b)(e)		EUR 100,000	105,581
TotalEnergies SE, 2.125% to 7/25/32, Series NC12 (France)(a)(b)(e)		EUR 200,000	201,137
TotalEnergies SE, 3.369% to 10/6/26 (France)(a)(b)(e)		EUR 200,000	231,139

			2,856,761

FINANCIAL SERVICES	2.9%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a)(b)		376,000	372,817
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(b)		453,000	420,951
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(b)(f)		590,000	581,331
Brookfield Finance, Inc., 6.30% to 10/15/34, due 1/15/55 (Canada)(b)		250,000	239,578
HA Sustainable Infrastructure Capital, Inc., 7.125% to 8/17/31, due 11/15/56(b)		912,000	907,959
HA Sustainable Infrastructure Capital, Inc., 8.00% to 3/1/31, due 6/1/56(b)		500,000	517,531
ILFC E-Capital Trust II, 6.63% (30 Year CMT + 1.800%), due 12/21/65(c)(f)		450,000	393,136
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(a)(b)(d)		1,000,000	1,007,573

			4,440,876

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Preferred and Income Opportunities Active ETF

March 31, 2026

		Principal Amount*	Value
HEALTH CARE	0.6%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(b)		300,000	$309,380
Humana, Inc., 6.625% to 6/15/31, due 9/15/56(b)		665,000	639,294

			948,674

INSURANCE	7.7%
Allianz SE, 6.55% to 10/30/33 (Germany)(a)(b)(d)(f)		200,000	200,455
American National Group, Inc., 7.00% to 12/1/30, due 12/1/55(b)		90,000	85,422
Athene Holding Ltd., 6.625% to 7/15/34, due 10/15/54(b)		200,000	184,841
Athora Netherlands NV, 5.375% to 5/31/27, due 8/31/32 (Netherlands)(b)(e)		EUR 300,000	351,475
AXA SA, 4.25% to 9/10/32, due 3/10/43 (France)(b)(e)		EUR 150,000	173,284
AXA SA, 5.125% to 9/16/31 (France)(a)(b)(d)(e)		EUR 350,000	391,955
AXA SA, 5.75% to 6/2/30 (France)(a)(b)(d)(e)		EUR 650,000	758,067
AXA SA, 6.375% to 7/16/33 (France)(a)(b)(d)(e)		EUR 400,000	481,399
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(b)		472,000	475,784
Corebridge Financial, Inc., 6.875% to 12/1/30(a)(b)		730,000	744,346
Credit Agricole Assurances SA, 6.25% to 6/17/35 (France)(a)(b)(d)(e)		EUR 200,000	233,343
Generali, 5.50% to 10/27/27, due 10/27/47 (Italy)(b)(e)		EUR 100,000	118,116
Global Atlantic Fin Co., 7.25% to 3/1/31, due 3/1/56(b)(f)		850,000	801,917
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(b)(f)		508,000	489,583
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(b)		175,000	182,745
MetLife Capital Trust IV, 7.875%, due 12/15/37(f)		1,220,000	1,320,121
MetLife, Inc., 5.85% to 3/15/36, due 3/15/56(b)		328,000	322,097
Reinsurance Group of America, Inc., 6.375% to 6/15/36, due 9/15/56(b)		384,000	371,332
RLGH Finance Bermuda Ltd., 6.875% to 5/19/32 (Japan)(a)(b)(e)		1,300,000	1,269,232
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a)(b)(d)(e)		400,000	387,065
Rothesay Life PLC, 7.00% to 6/3/35 (United Kingdom)(a)(b)(d)(e)		400,000	387,757
SBL Holdings, Inc., 6.50% to 11/13/26(a)(b)(f)		80,000	66,361
SBL Holdings, Inc., 9.508% to 5/13/30(a)(b)(f)		150,000	147,042
Sogecap SA, 6.25% to 7/8/35 (France)(a)(b)(d)(e)		EUR 600,000	677,412
Sumitomo Life Insurance Co., 5.875% to 9/10/35, due 9/10/55 (Japan)(b)(f)		200,000	195,768
Unipol Assicurazioni SpA, 6.00% to 7/21/35 (Italy)(a)(b)(d)(e)		EUR 300,000	337,020
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(b)		511,000	532,497

			11,686,436

PIPELINES	7.2%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(b)		460,000	456,368
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)		575,000	575,532
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)		845,000	845,981
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(b)		500,000	526,122
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b)		285,000	289,526
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(b)		85,000	95,677
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(b)		574,000	573,325
Energy Transfer LP, 6.625% to 2/15/28, Series B(a)(b)		549,000	549,490
Energy Transfer LP, 6.75% to 11/15/35, due 2/15/56(b)		334,000	333,495
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(b)		1,104,000	1,126,588

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Preferred and Income Opportunities Active ETF

March 31, 2026

		Principal Amount*	Value
Energy Transfer LP, 8.00% to 2/15/29, due 5/15/54(b)		235,000	$246,289
Enterprise Products Operating LLC, 6.90% (3 Month USD Term SOFR + 3.248%), due 8/16/77, Series D(c)		60,000	59,979
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(b)		1,560,000	1,537,393
Phillips 66 Co., 6.20% to 12/15/35, due 3/15/56, Series B(b)		750,000	746,979
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(b)		220,000	229,203
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(b)		980,000	1,009,567
Transcanada Trust, 5.30% to 3/15/27, due 3/15/77 (Canada)(b)		379,000	375,916
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		412,000	412,698
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(b)(f)		965,000	961,942

			10,952,070

REAL ESTATE	0.6%
Unibail-Rodamco-Westfield SE, 4.75% to 6/11/31 (France)(a)(b)(e)		EUR 400,000	457,716
Unibail-Rodamco-Westfield SE, 4.875% to 7/4/30 (France)(a)(b)(e)		EUR 400,000	462,999

			920,715

TELECOMMUNICATIONS	5.3%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(b)		205,000	207,475
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(b)		265,000	271,337
Orange SA, 5.00% to 10/1/26 (France)(a)(b)(e)		EUR 100,000	116,564
Orange SA, 5.375% to 1/18/30 (France)(a)(b)(e)		EUR 200,000	238,888
Rogers Communications, Inc., 6.875% to 5/2/31, due 7/31/56 (Canada)(b)		187,000	187,770
Rogers Communications, Inc., 7.00% to 2/14/30, due 4/15/55 (Canada)(b)		105,000	105,479
Rogers Communications, Inc., 7.125% to 2/14/35, due 4/15/55 (Canada)(b)		287,000	293,868
SoftBank Group Corp., 8.25% to 7/29/35, due 10/29/65 (Japan)(b)(e)		500,000	448,932
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(a)(b)(e)		EUR 500,000	601,390
Telefonica Europe BV, 6.75% to 6/7/31 (Spain)(a)(b)(e)		EUR 200,000	247,142
TELUS Corp., 6.375% to 3/9/31, due 6/9/56 (Canada)(b)		1,150,000	1,138,853
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(b)		300,000	300,312
TELUS Corp., 6.625% to 3/9/36, due 6/9/56 (Canada)(b)		1,750,000	1,706,581
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(b)		400,000	408,516
Verizon Communications, Inc., 3.996% to 3/17/31, due 6/15/56(b)		EUR 500,000	560,063
Verizon Communications, Inc., 5.742% to 3/17/31, due 6/15/56(b)		GBP 450,000	576,212
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(b)		581,000	451,885
Vodafone Group PLC, 6.50% to 5/30/29, due 8/30/84 (United Kingdom)(b)(e)		EUR 100,000	122,360

			7,983,627

UTILITIES	11.9%
AES Corp., 6.95% to 4/15/30, due 7/15/55(b)		200,000	186,796
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b)		685,000	666,763

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Preferred and Income Opportunities Active ETF

March 31, 2026

	Principal Amount*	Value
Alliant Energy Corp., 5.75% to 1/1/31, due 4/1/56(b)	170,000	$165,338
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(b)(f)	675,000	686,240
American Electric Power Co., Inc., 5.80% to 12/15/30, due 3/15/56, Series C(b)	855,000	845,172
American Electric Power Co., Inc., 6.05% to 12/15/35, due 3/15/56, Series D(b)	1,380,000	1,368,277
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(b)	455,000	415,355
Dominion Energy, Inc., 6.00% to 11/15/30, due 2/15/56(b)	770,000	765,616
Dominion Energy, Inc., 6.20% to 11/15/35, due 2/15/56(b)	675,000	669,313
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(b)	220,000	226,574
Electricite de France SA, 5.625% to 6/17/32 (France)(a)(b)(e)	EUR 1,000,000	1,184,845
Emera U.S. Finance LLC, 6.65% to 7/1/31, due 10/1/56, Series A(b)	755,000	755,293
Emera U.S. Finance LLC, 6.85% to 7/1/36, due 10/1/56, Series B(b)	728,000	729,200
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)	75,000	75,155
Enel SpA, 6.375% to 4/16/28 (Italy)(a)(b)(e)	EUR 350,000	420,275
Enel SpA, 6.625% to 4/16/31 (Italy)(a)(b)(e)	EUR 650,000	811,132
Eni SpA, 4.125% to 1/19/32 (Italy)(a)(b)(e)	EUR 500,000	557,096
Entergy Corp., 5.875% to 3/15/31, due 6/15/56(b)	400,000	394,794
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(b)	75,000	76,893
Evergy, Inc., 6.65% to 3/2/30, due 6/1/55(b)	520,000	523,907
Eversource Energy, 6.10% to 5/15/31, due 8/15/56, Series A(b)	730,000	721,285
Eversource Energy, 6.35% to 5/15/36, due 8/15/56, Series B(b)	711,000	701,819
NextEra Energy Capital Holdings, Inc., 4.496% to 2/15/34, due 5/15/56(b)	EUR 600,000	668,413
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(b)	185,000	190,981
Puget Energy, Inc., 7.00% to 6/15/31, due 9/15/56(b)(f)	603,000	598,595
Puget Energy, Inc., 7.25% to 6/15/36, due 9/15/56(b)(f)	166,000	165,377
RWE AG, 4.125% to 6/18/30, due 6/18/55 (Germany)(b)(e)	EUR 300,000	341,566
Sempra, 4.125% to 1/1/27, due 4/1/52(b)	385,000	374,834
Sempra, 6.375% to 1/1/31, due 4/1/56(b)	260,000	261,246
Sempra, 6.875% to 7/1/29, due 10/1/54(b)	185,000	187,097
Southern Co., 1.875% to 6/15/27, due 9/15/81(b)	EUR 450,000	504,621
Spire, Inc., 6.25% to 3/1/31, due 6/1/56(b)	570,000	565,430
Spire, Inc., 6.45% to 3/1/36, due 6/1/56(b)	400,000	399,151
Xcel Energy, Inc., 5.75% to 9/3/31, due 12/3/56(b)	725,000	707,946

		17,912,395

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$133,668,126)		132,375,110

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Preferred and Income Opportunities Active ETF

March 31, 2026

		Shares	Value
SHORT-TERM INVESTMENTS	1.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.60%(g)		634,805	$634,805
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(g)		1,891,000	1,891,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,525,805)			2,525,805

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$150,337,940)	98.3%		148,717,349
OTHER ASSETS IN EXCESS OF LIABILITIES	1.7		2,507,430

NET ASSETS	100.0%		$151,224,779

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	30,076,745	USD	34,655,328	4/20/26	$(138,527)
Brown Brothers Harriman	GBP	5,552,668	USD	7,394,654	4/20/26	45,336
Brown Brothers Harriman	USD	605,365	EUR	521,812	4/20/26	(1,715)
Brown Brothers Harriman	USD	409,066	EUR	353,346	4/20/26	(303)
Brown Brothers Harriman	USD	410,363	EUR	354,692	4/20/26	(43)
Brown Brothers Harriman	USD	310,432	EUR	269,179	4/20/26	964
Brown Brothers Harriman	USD	427,237	EUR	370,281	4/20/26	1,117
						$(93,171)

Glossary of Portfolio Abbreviations

CMT	Constant Maturity Treasury
EUR	Euro Currency
GBP	British Pound
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Preferred and Income Opportunities Active ETF

March 31, 2026

Fair Value Hierarchy as of Year End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—Exchange-Traded	$13,816,434	$—	$—	$13,816,434
Preferred Securities—Over-the-Counter	—	132,375,110	—	132,375,110
Short-Term Investments	—	2,525,805	—	2,525,805

Total Investments in Securities	$13,816,434	$134,900,915	$—	$148,717,349

Forward Foreign Currency Exchange Contracts	$—	$47,417	$—	$47,417

Total Derivative Assets	$—	$47,417	$—	$47,417

Forward Foreign Currency Exchange Contracts	$—	$(140,588)	$—	$(140,588)

Total Derivative Liabilities	$—	$(140,588)	$—	$(140,588)

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed–rate coupon period.
(c)	Variable rate. Rate shown is in effect at March 31, 2026.
(d)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $52,030,185 or 34.4% of the net assets of the Fund.

(e)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $37,728,080 which represents 24.9% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $24,598,731 which represents 16.3% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Rate quoted represents the annualized seven–day yield.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

Cohen & Steers Short Duration Preferred and Income Active ETF

March 31, 2026

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	5.4%
BANKING	1.9%
Fifth Third Bancorp, 6.875% to 10/1/30(a)(b)		5,200	$135,512
First Horizon Corp., 6.75%, Series H(b)		5,000	123,750
M&T Bank Corp., 6.35%, Series K(b)		2,200	55,176
M&T Bank Corp., 7.50%, Series J(b)		6,000	153,780
Morgan Stanley, 6.875%, Series F(b)		2,100	52,605
Regions Financial Corp., 6.95% to 9/15/29(a)(b)		10,007	249,174

			769,997

FINANCIAL SERVICES	0.5%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)		8,892	226,124

INSURANCE	2.2%
Aspen Insurance Holdings Ltd., 7.00% (Bermuda)(b)		5,100	118,830
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(b)		2,900	72,094
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53		4,000	99,640
Lincoln National Corp., 9.00%, Series D(b)		236	6,169
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(a)		23,377	594,010

			890,743

TELECOMMUNICATIONS	0.5%
T-Mobile USA, Inc., Senior Debt, 6.25%, due 9/1/69		8,000	193,440

UTILITIES	0.3%
Algonquin Power & Utilities Corp., 8.532% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(c)		4,591	119,733

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$2,241,690)			2,200,037

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	89.8%
BANKING	52.4%
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(b)(d)		1,000,000	1,077,691
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(b)		200,000	200,493
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(b)		174,000	178,507
Bank of Montreal, 6.709% to 8/25/26 (Canada)(a)(b)		517,000	513,807
Bank of Montreal, 6.875% to 11/26/30, due 11/26/85, Series 6 (Canada)(a)		600,000	605,956
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(a)		800,000	822,124
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(a)		200,000	202,109
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)		200,000	208,004
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(b)(d)		400,000	414,115
Barclays PLC, 8.50% to 6/15/30 (United Kingdom)(a)(b)(d)		GBP 200,000	271,626
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(a)(b)(d)		GBP 400,000	557,898
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(d)		200,000	218,261
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(d)(e)		300,000	309,721
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(b)(d)(e)		700,000	729,482
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(b)(d)(e)		300,000	312,779

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Short Duration Preferred and Income Active ETF

March 31, 2026

	Principal Amount*	Value
Canadian Imperial Bank of Commerce, 6.50% to 7/28/31, due 7/28/86 (Canada)(a)	500,000	$488,889
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(b)	182,000	180,880
Citigroup, Inc., 6.50% to 5/15/31, Series JJ(a)(b)	34,000	33,928
Citigroup, Inc., 6.625% to 2/15/31, Series HH(a)(b)	823,000	824,177
Citigroup, Inc., 6.875% to 8/15/30, Series GG(a)(b)	742,000	747,719
Citigroup, Inc., 7.20% to 5/15/29, Series BB(a)(b)	40,000	40,870
Citigroup, Inc., 7.375% to 5/15/28, Series Z(a)(b)	72,000	74,438
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(b)	143,000	147,963
CoBank ACB, 6.25% to 10/1/26, Series I(a)(b)	150,000	149,549
CoBank ACB, 6.45% to 10/1/27, Series K(a)(b)	250,000	251,995
CoBank ACB, 7.25% to 7/1/29(a)(b)	250,000	255,455
Coventry Building Society Charitable Foundation, 8.75% to 6/11/29 (United Kingdom)(a)(b)(d)(f)	GBP 200,000	272,001
Credit Agricole SA, 7.25% to 9/23/28 (France)(a)(b)(d)(f)	EUR 500,000	606,350
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(a)(b)(d)(f)	EUR 200,000	242,904
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(a)(b)(d)(f)	EUR 200,000	243,804
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(b)	36,000	37,734
HSBC Holdings PLC, 6.75% to 3/24/31 (United Kingdom)(a)(b)(d)	400,000	395,840
HSBC Holdings PLC, 7.05% to 6/5/30 (United Kingdom)(a)(b)(d)	300,000	302,400
Huntington Bancshares, Inc., 6.25% to 10/15/30, Series K(a)(b)	62,000	61,132
ING Groep NV, 7.00% to 11/16/32 (Netherlands)(a)(b)(d)	600,000	599,303
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)	71,000	73,707
Julius Baer Group Ltd., 6.625% to 8/15/29 (Switzerland)(a)(b)(d)(f)	EUR 200,000	232,181
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(a)(b)(d)(f)	600,000	599,263
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(a)(b)(d)	GBP 200,000	263,369
Lloyds Banking Group PLC, 7.875% to 6/27/29 (United Kingdom)(a)(b)(d)(f)	GBP 200,000	270,691
Nationwide Building Society, 7.50% to 12/20/30 (United Kingdom)(a)(b)(d)(f)	GBP 200,000	265,580
Piraeus Bank SA, 6.75% to 12/30/30 (Greece)(a)(b)(d)(f)	EUR 200,000	232,349
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(b)	74,000	74,015
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)	36,000	36,100
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)	72,000	72,680
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(a)	650,000	652,795
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(b)(d)(e)	250,000	249,198
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(b)(d)(e)	450,000	463,572
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(b)(d)(e)	200,000	207,939
State Street Corp., 6.70% to 3/15/29, Series I(a)(b)	50,000	50,832
State Street Corp., 6.70% to 9/15/29, Series J(a)(b)	50,000	51,565
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(a)	1,200,000	1,225,410
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)	400,000	412,908
Truist Financial Corp., 6.669% to 9/1/26, Series N(a)(b)	1,120,000	1,119,349
UBS Group AG, 6.625% to 1/8/31 (Switzerland)(a)(b)(d)(e)	1,000,000	974,174
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(d)(e)	250,000	247,906
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(d)(e)	400,000	426,582
UniCredit SpA, 3.875% to 6/3/27 (Italy)(a)(b)(d)(f)	EUR 200,000	227,346
Wells Fargo & Co., 6.125% to 6/15/31, Series GG(a)(b)	304,000	305,225

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Short Duration Preferred and Income Active ETF

March 31, 2026

		Principal Amount*	Value
Wells Fargo & Co., 7.625% to 9/15/28(a)(b)		69,000	$72,525

			21,387,165

CONSUMER DISCRETIONARY PRODUCTS	1.5%
Stellantis NV, 6.875% to 12/16/33(a)(b)(f)		EUR 100,000	109,043
Stellantis NV, 8.25% to 6/16/32(a)(b)(f)		GBP 300,000	380,260
Volkswagen International Finance NV, 4.625% to 6/27/28 (Germany)(a)(b)(f)		EUR 100,000	115,732

			605,035

ENERGY	0.3%
Sunoco LP, 7.875% to 9/18/30(a)(b)(e)		105,000	107,288

FINANCIAL SERVICES	3.3%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a)(b)		179,000	177,485
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(b)		100,000	92,925
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(e)		115,000	113,310
HA Sustainable Infrastructure Capital, Inc., 7.125% to 8/17/31, due 11/15/56(a)		598,000	595,350
HA Sustainable Infrastructure Capital, Inc., 8.00% to 3/1/31, due 6/1/56(a)		75,000	77,630
ILFC E-Capital Trust II, 6.63% (30 Year CMT + 1.800%), due 12/21/65(c)(e)		100,000	87,364
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(a)(b)(d)		200,000	201,514

			1,345,578

HEALTH CARE	0.9%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(a)		200,000	206,254
Humana, Inc., 6.625% to 6/15/31, due 9/15/56(a)		193,000	185,539

			391,793

INSURANCE	7.3%
Allstate Corp., 6.852% (3 Month USD Term SOFR + 3.200%), due 8/15/53, Series B(c)		52,000	52,010
Argentum Netherlands BV for Swiss Re Ltd., 5.524% to 8/15/27 (Switzerland)(a)(b)(f)		600,000	601,489
AXA SA, 5.125% to 1/17/27, due 1/17/47 (France)(a)(f)		200,000	199,842
AXA SA, 5.75% to 6/2/30 (France)(a)(b)(d)(f)		EUR 200,000	233,251
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)		115,000	115,922
Corebridge Financial, Inc., 6.875% to 12/1/30(a)(b)		401,000	408,880
Global Atlantic Fin Co., 7.25% to 3/1/31, due 3/1/56(a)(e)		265,000	250,010
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(a)(e)		150,000	144,562
Hartford Insurance Group, Inc., 6.039% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(c)(e)		94,000	90,214
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(b)		155,000	161,860
RLGH Finance Bermuda Ltd., 6.875% to 5/19/32 (Japan)(a)(b)(f)		600,000	585,799
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(b)		146,000	152,142

			2,995,981

PIPELINES	7.1%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(a)		160,000	158,737

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Short Duration Preferred and Income Active ETF

March 31, 2026

		Principal Amount*	Value
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)		160,000	$160,148
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)		235,000	235,273
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)		105,000	106,667
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)		70,000	74,124
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(b)		650,000	649,235
Energy Transfer LP, 6.625% to 2/15/28, Series B(a)(b)		51,000	51,046
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(b)		248,000	253,074
Energy Transfer LP, 8.00% to 2/15/29, due 5/15/54(a)		185,000	193,887
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(a)		200,000	197,102
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(a)		280,000	288,448
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a)		249,000	249,422
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(b)(e)		289,000	288,084

			2,905,247

REAL ESTATE	0.3%
Unibail-Rodamco-Westfield SE, 4.875% to 7/4/30 (France)(a)(b)(f)		EUR 100,000	115,750

TELECOMMUNICATIONS	4.8%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(a)		115,000	116,388
Rogers Communications, Inc., 5.25% to 3/15/27, due 3/15/82 (Canada)(a)(e)		395,000	390,480
Rogers Communications, Inc., 6.875% to 5/2/31, due 7/31/56 (Canada)(a)		92,000	92,379
Rogers Communications, Inc., 7.00% to 2/14/30, due 4/15/55 (Canada)(a)		50,000	50,228
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(a)(b)(f)		EUR 100,000	120,278
Telefonica Europe BV, 6.75% to 6/7/31 (Spain)(a)(b)(f)		EUR 200,000	247,142
TELUS Corp., 6.375% to 3/9/31, due 6/9/56 (Canada)(a)		220,000	217,867
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(a)		445,000	445,463
TELUS Corp., 6.625% to 3/9/36, due 6/9/56 (Canada)(a)		30,000	29,256
Verizon Communications, Inc., 3.996% to 3/17/31, due 6/15/56(a)		EUR 100,000	112,013
Verizon Communications, Inc., 5.742% to 3/17/31, due 6/15/56(a)		GBP 100,000	128,047

			1,949,541

UTILITIES	11.9%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)		525,000	511,023
American Electric Power Co., Inc., 5.80% to 12/15/30, due 3/15/56, Series C(a)		150,000	148,276
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(a)		50,000	51,649
CenterPoint Energy, Inc., 5.95% to 1/1/31, due 4/1/56(a)		249,000	246,868
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(a)		70,000	72,294
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(a)		120,000	109,544
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(b)		75,000	73,877
Dominion Energy, Inc., 6.00% to 11/15/30, due 2/15/56(a)		280,000	278,406
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)		195,000	200,827
Emera U.S. Finance LLC, 6.65% to 7/1/31, due 10/1/56, Series A(a)		254,000	254,099
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)		235,000	235,485

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Short Duration Preferred and Income Active ETF

March 31, 2026

		Principal Amount*	Value
Enel SpA, 6.625% to 4/16/31 (Italy)(a)(b)(f)		EUR 100,000	$124,789
Eni SpA, 4.125% to 1/19/32 (Italy)(a)(b)(f)		EUR 150,000	167,129
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)		50,000	51,262
Evergy, Inc., 6.65% to 3/2/30, due 6/1/55(a)		170,000	171,277
Eversource Energy, 6.10% to 5/15/31, due 8/15/56, Series A(a)		369,000	364,595
NextEra Energy Capital Holdings, Inc., 6.375% to 5/15/30, due 8/15/55(a)		115,000	117,219
Puget Energy, Inc., 7.00% to 6/15/31, due 9/15/56(a)(e)		198,000	196,554
Sempra, 4.125% to 1/1/27, due 4/1/52(a)		90,000	87,623
Sempra, 6.875% to 7/1/29, due 10/1/54(a)		70,000	70,794
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(a)		645,000	640,903
Spire, Inc., 6.25% to 3/1/31, due 6/1/56(a)		135,000	133,918
Vistra Corp., 8.00% to 10/15/26(a)(b)(e)		250,000	252,804
Xcel Energy, Inc., 5.75% to 9/3/31, due 12/3/56(a)		285,000	278,296

			4,839,511

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$37,263,433)			36,642,889

CORPORATE BONDS	0.8%
SOFTWARE & TECH SERVICES
Salesforce, Inc., 4.50%, due 3/15/28		160,000	160,096
Salesforce, Inc., 4.65%, due 3/15/29		160,000	160,357

TOTAL CORPORATE BONDS (Identified cost—$319,837)			320,453

		Shares
SHORT-TERM INVESTMENTS	2.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.60%(g)		594,559	594,559
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(g)		440,595	440,595

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,035,154)			1,035,154

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$40,860,114)	98.6%		40,198,533
OTHER ASSETS IN EXCESS OF LIABILITIES	1.4		590,112

NET ASSETS	100.0%		$40,788,645

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Short Duration Preferred and Income Active ETF

March 31, 2026

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	3,442,792	USD	3,966,888	4/20/26	$(15,857)
Brown Brothers Harriman	GBP	1,714,468	USD	2,283,209	4/20/26	13,998
Brown Brothers Harriman	USD	93,825	EUR	80,824	4/20/26	(324)
Brown Brothers Harriman	USD	250,419	EUR	216,446	4/20/26	(26)
Brown Brothers Harriman	USD	93,230	GBP	70,700	4/20/26	347
						$(1,862)

Glossary of Portfolio Abbreviations

CMT	Constant Maturity Treasury
EUR	Euro Currency
GBP	British Pound
ICON	Income Capital Obligation Note
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

Cohen & Steers Short Duration Preferred and Income Active ETF

March 31, 2026

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—Exchange-Traded	$2,200,037	$—	$—	$2,200,037
Preferred Securities—Over-the-Counter	—	36,642,889	—	36,642,889
Corporate Bonds	—	320,453	—	320,453
Short-Term Investments	—	1,035,154	—	1,035,154

Total Investments in Securities	$2,200,037	$37,998,496	$—	$40,198,533

Forward Foreign Currency Exchange Contracts	$—	$14,345	$—	$14,345

Total Derivative Assets	$—	$14,345	$—	$14,345

Forward Foreign Currency Exchange Contracts	$—	$(16,207)	$—	$(16,207)

Total Derivative Liabilities	$—	$(16,207)	$—	$(16,207)

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
(a)	Security converts to floating rate after the indicated fixed–rate coupon period.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Variable rate. Rate shown is in effect at March 31, 2026.
(d)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $11,649,090 or 28.6% of the net assets of the Fund.

(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,842,023 which represents 14.3% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $6,192,973 which represents 15.2% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Rate quoted represents the annualized seven–day yield.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026

	Cohen & Steers Real Estate Active ETF	Cohen & Steers Infrastructure Opportunities Active ETF	Cohen & Steers Natural Resources Active ETF
ASSETS:
Investments in securities, at value(a)	$288,984,456	$25,977,824	$88,533,234
Cash	650	—	980
Foreign currency, at value(b)	190,521	36,275	85,846
Receivable for:
Dividends and interest	704,778	87,900	162,703
Investment securities sold	—	—	124,729
Unrealized appreciation on forward foreign currency exchange contracts	129,721	—	—
Due from investment advisor	—	1,326	—
Other assets	207	712	77

Total Assets	290,010,333	26,104,037	88,907,569

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	16,113	—	—
Payable for:
Investment advisory fees	145,495	—	14,417
Investment securities purchased	21,250	—	122,706

Total Liabilities	182,858	—	137,123

NET ASSETS	$289,827,475	$26,104,037	$88,770,446

NET ASSETS consist of:
Paid-in capital	$291,837,339	$24,400,443	$72,409,832
Total distributable earnings/(accumulated loss)	(2,009,864)	1,703,594	16,360,614

NET ASSETS	$289,827,475	$26,104,037	$88,770,446

SHARES OUTSTANDING	11,075,000	950,000	2,375,000

NET ASSET VALUE PER SHARE	$26.17	$27.48	$37.38

MARKET PRICE PER SHARE	$26.28	$27.74	$37.58

(a) Investments in securities, at cost	$288,363,334	$24,262,407	$71,854,709

(b) Foreign currency, at cost	$189,943	$36,131	$86,161

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

March 31, 2026

	Cohen & Steers Preferred and Income Opportunities Active ETF	Cohen & Steers Short Duration Preferred and Income Active ETF
ASSETS:
Investments in securities, at value(a)	$148,717,349	$40,198,533
Cash	738,575	—
Foreign currency, at value(b)	590,720	47,115
Receivable for:
Investment securities sold	4,702,804	889,458
Dividends and interest	2,105,720	516,906
Unrealized appreciation on forward foreign currency exchange contracts	47,417	14,345
Due from investment advisor	—	—
Other assets	—	—

Total Assets	156,902,585	41,666,357

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	140,588	16,207
Payable for:
Investment advisory fees	50,527	1,933
Investment securities purchased	5,486,691	859,572

Total Liabilities	5,677,806	877,712

NET ASSETS	$151,224,779	$40,788,645

NET ASSETS consist of:
Paid-in capital	$152,857,017	$41,467,623
Total distributable earnings/(accumulated loss)	(1,632,238)	(678,978)

NET ASSETS	$151,224,779	$40,788,645

SHARES OUTSTANDING	5,950,000	1,650,000

NET ASSET VALUE PER SHARE	$25.42	$24.72

MARKET PRICE PER SHARE	$25.64	$24.99

(a) Investments in securities, at cost	$150,337,940	$40,860,114

(b) Foreign currency, at cost	$588,571	$47,246

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2026

	Cohen & Steers Real Estate Active ETF	Cohen & Steers Infrastructure Opportunities Active ETF(a)	Cohen & Steers Natural Resources Active ETF
Investment Income:
Dividends	$3,904,513	$227,273	$1,350,961
Interest	—	—	—
Foreign withholding tax	(21,207)	(13,641)	(73,404)

Total Investment Income	3,883,306	213,632	1,277,557

Expenses:
Investment advisory fees	935,911	51,698	323,382

Total Expenses	935,911	51,698	323,382
Reduction of Expenses (See Note 2)	(116,595)	(12,164)	(92,363)

Net Expenses	819,316	39,534	231,019

Net Investment Income (Loss)	3,063,990	174,098	1,046,538

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(2,371,952)	(12,344)	(72,371)
In-kind redemptions	2,421,718	55,117	4,291,401
Forward foreign currency exchange contracts	(26,279)	(98,210)	—
Payments by investment advisor (see Note 2)	—	98,210	—
Foreign currency transactions	154	(733)	(677)

Net realized gain (loss)	23,641	42,040	4,218,353

Net change in unrealized appreciation (depreciation) on:
Investments in securities	423,203	1,715,417	16,722,416
Forward foreign currency exchange contracts	111,188	—	—
Foreign currency translations	690	521	217

Net change in unrealized appreciation (depreciation)	535,081	1,715,938	16,722,633

Net Realized and Unrealized Gain (Loss)	558,722	1,757,978	20,940,986

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,622,712	$1,932,076	$21,987,524

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS—(Continued)

For the Year Ended March 31, 2026

	Cohen & Steers Preferred and Income Opportunities Active ETF	Cohen & Steers Short Duration Preferred and Income Active ETF(a)
Investment Income:
Dividends	$469,035	$41,831
Interest	3,812,722	370,696
Foreign withholding tax	(965)	(338)

Total Investment Income	4,280,792	412,189

Expenses:
Investment advisory fees	545,828	46,256

Total Expenses	545,828	46,256
Reduction of Expenses (See Note 2)	(116,306)	(11,386)

Net Expenses	429,522	34,870

Net Investment Income (Loss)	3,851,270	377,319

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	69,727	(55,406)
In-kind redemptions	—	—
Forward foreign currency exchange contracts	202,394	80,860
Payments by investment advisor (see Note 2)	—	—
Foreign currency transactions	20,423	4,196

Net realized gain (loss)	292,544	29,650

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(1,668,739)	(661,581)
Forward foreign currency exchange contracts	(99,865)	(1,862)
Foreign currency translations	(8,689)	(1,029)

Net change in unrealized appreciation (depreciation)	(1,777,293)	(664,472)

Net Realized and Unrealized Gain (Loss)	(1,484,749)	(634,822)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,366,521	$(257,503)

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Cohen & Steers Real Estate Active ETF

	For the Year Ended March 31, 2026	For the Period February 4, 2025(a) through March 31, 2025
Change in Net Assets:
From Operations:
Net investment income (loss)	$3,063,990	$124,701
Net realized gain (loss)	23,641	(85,073)
Net change in unrealized appreciation (depreciation)	535,081	200,339

Net increase (decrease) in net assets resulting from operations	3,622,712	239,967

Distributions to shareholders	(3,413,050)	(124,701)
Tax return of capital to shareholders	—	(29,199)

Total distributions	(3,413,050)	(153,900)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	265,428,289	24,003,457

Total increase (decrease) in net assets	265,637,951	24,089,524
Net Assets:
Beginning of period	24,189,524	100,000

End of period	$289,827,475	$24,189,524

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Cohen & Steers Infrastructure Opportunities Active ETF

For the Period December 9, 2025(a) through March 31, 2026
Change in Net Assets:
From Operations:
Net investment income (loss)	$174,098
Net realized gain (loss)	42,040
Net change in unrealized appreciation (depreciation)	1,715,938

Net increase (decrease) in net assets resulting from operations	1,932,076

Distributions to Shareholders	(176,700)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	24,348,661

Total increase (decrease) in net assets	26,104,037
Net Assets:
Beginning of period	—

End of period	$26,104,037

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Cohen & Steers Natural Resources Active ETF

	For the Year Ended March 31, 2026	For the Period February 4, 2025(a) through March 31, 2025
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,046,538	$85,811
Net realized gain (loss)	4,218,353	(71,942)
Net change in unrealized appreciation (depreciation)	16,722,633	(43,991)

Net increase (decrease) in net assets resulting from operations	21,987,524	(30,122)

Distributions to Shareholders	(1,173,000)	(85,800)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	51,875,817	16,196,027

Total increase (decrease) in net assets	72,690,341	16,080,105
Net Assets:
Beginning of period	16,080,105	—

End of period	$88,770,446	$16,080,105

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Cohen & Steers Preferred and Income Opportunities Active ETF

	For the Year Ended March 31, 2026	For the Period February 4, 2025(a) through March 31, 2025
Change in Net Assets:
From Operations:
Net investment income (loss)	$3,851,270	$148,882
Net realized gain (loss)	292,544	(226,204)
Net change in unrealized appreciation (depreciation)	(1,777,293)	58,275

Net increase (decrease) in net assets resulting from operations	2,366,521	(19,047)

Distributions to shareholders	(3,835,001)	(159,850)
Tax return of capital to shareholders	(238,574)	—

Total distributions	(4,073,575)	(159,850)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	126,841,003	26,269,727

Total increase (decrease) in net assets	125,133,949	26,090,830
Net Assets:
Beginning of period	26,090,830	—

End of period	$151,224,779	$26,090,830

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Cohen & Steers Short Duration Preferred and Income Active ETF

For the Period December 9, 2025(a) through March 31, 2026
Change in Net Assets:
From Operations:
Net investment income (loss)	$377,319
Net realized gain (loss)	29,650
Net change in unrealized appreciation (depreciation)	(664,472)

Net increase (decrease) in net assets resulting from operations	(257,503)

Distributions to Shareholders	(421,475)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	41,467,623

Total increase (decrease) in net assets	40,788,645
Net Assets:
Beginning of period	—

End of period	$40,788,645

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Cohen & Steers Real Estate Active ETF

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Year Ended March 31, 2026	For the Period February 4, 2025(a) through March 31, 2025
Net asset value, beginning of period	$25.46	$25.00

Income (loss) from investment operations:

Net investment income (loss)(b)	0.68	0.16
Net realized and unrealized gain (loss)	0.67	0.46

Total from investment operations	1.35	0.62

Less dividends and distributions to shareholders from:
Net investment income	(0.64)	(0.12)
Tax return of capital	—	(0.04)

Total dividends and distributions to shareholders	(0.64)	(0.16)

Net increase (decrease) in net asset value	0.71	0.46

Net asset value, end of period	$26.17	$25.46

Market price, end of period	$26.28	$25.52

Net asset value total return(c)	5.36%	2.51%

Market price total return(c)	5.57%	2.73%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$289.8	$ 24.2

Ratios to average daily net assets:

Expenses (before expense reduction)	0.80%	0.80	%(d)

Expenses (net of expense reduction)	0.70%	0.70	%(d)

Net investment income (loss) (before expense reduction)	2.52%	4.18	%(d)

Net investment income (loss) (net of expense reduction)	2.62%	4.28	%(d)

Portfolio turnover rate(e)	52%	11%

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)

Net asset value total return measures the change in net asset value per share over the year indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at net asset value. Total returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for the periods less than one year, if applicable, and does not include in-kind transactions, if any.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Cohen & Steers Infrastructure Opportunities Active ETF

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Period December 9, 2025(a) through March 31, 2026
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:

Net investment income (loss)(b)	0.23
Net realized and unrealized gain (loss)	2.44

Total from investment operations	2.67

Less dividends and distributions to shareholders from:
Net investment income	(0.19)

Total dividends and distributions to shareholders	(0.19)

Net increase (decrease) in net asset value	2.48

Net asset value, end of period	$27.48

Market price, end of period	$27.74

Net asset value total return(c)(d)	10.66%

Market price total return(c)	11.72%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$ 26.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.85	%(e)

Expenses (net of expense reduction)	0.65	%(e)

Net investment income (loss) (before expense reduction)	2.66	%(e)

Net investment income (loss) (net of expense reduction)	2.86	%(e)

Portfolio turnover rate(f)	6%

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)

Net asset value total return measures the change in net asset value per share over the year indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at net asset value. Total returns calculated for a period of less than one year are not annualized.

(d)	The total return would have been 10.17% had the investment advisor not reimbursed the Fund $115,588 for a trading error relating to hedging positions.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for the periods less than one year, if applicable, and does not include in-kind transactions, if any.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Cohen & Steers Natural Resources Active ETF

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Year Ended March 31, 2026	For the Period February 4, 2025(a) through March 31, 2025
Net asset value, beginning of period	$24.74	$25.00

Income (loss) from investment operations:

Net investment income (loss)(b)	0.68	0.14
Net realized and unrealized gain (loss)	12.70	(0.27)

Total from investment operations	13.38	(0.13)

Less dividends and distributions to shareholders from:
Net investment income	(0.74)	(0.13)

Total dividends and distributions to shareholders	(0.74)	(0.13)

Net increase (decrease) in net asset value	12.64	(0.26)

Net asset value, end of period	$37.38	$24.74

Market price, end of period	$37.58	$24.91

Net asset value total return(c)	54.96%	-0.52%

Market price total return(c)	54.76%	0.15%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$ 88.8	$ 16.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.70%	0.70	%(d)

Expenses (net of expense reduction)	0.50%	0.50	%(d)

Net investment income (loss) (before expense reduction)	2.07%	3.70	%(d)

Net investment income (loss) (net of expense reduction)	2.27%	3.90	%(d)

Portfolio turnover rate(e)	50%	15%

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)

Net asset value total return measures the change in net asset value per share over the year indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at net asset value. Total returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for the periods less than one year, if applicable, and does not include in-kind transactions, if any.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Cohen & Steers Preferred and Income Opportunities Active ETF

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Year Ended March 31, 2026	For the Period February 4, 2025(a) through March 31, 2025
Net asset value, beginning of period	$24.85	$25.00

Income (loss) from investment operations:

Net investment income (loss)(b)	1.35	0.20
Net realized and unrealized gain (loss)	0.57	(0.15)

Total from investment operations	1.92	0.05

Less dividends and distributions to shareholders from:
Net investment income	(1.21)	(0.20)
Net realized gain	(0.06)	—
Tax return of capital	(0.08)	—

Total dividends and distributions to shareholders	(1.35)	(0.20)

Net increase (decrease) in net asset value	0.57	(0.15)

Net asset value, end of period	$25.42	$24.85

Market price, end of period	$25.64	$25.13

Net asset value total return(c)	7.82%	0.20%

Market price total return(c)	7.53%	1.33%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$151.2	$ 26.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.75%	0.75	%(d)

Expenses (net of expense reduction)	0.59%	0.59	%(d)

Net investment income (loss) (before expense reduction)	5.13%	5.16	%(d)

Net investment income (loss) (net of expense reduction)	5.29%	5.32	%(d)

Portfolio turnover rate(e)	48%	7%

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)

Net asset value total return measures the change in net asset value per share over the year indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at net asset value. Total returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for the periods less than one year, if applicable, and does not include in-kind transactions, if any.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Cohen & Steers Short Duration Preferred and Income Active ETF

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Period December 9, 2025(a) through March 31, 2026
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:

Net investment income (loss)(b)	0.40
Net realized and unrealized gain (loss)	(0.26)

Total from investment operations	0.14

Less dividends and distributions to shareholders from:
Net investment income	(0.37)
Net realized gain	(0.05)

Total dividends and distributions to shareholders	(0.42)

Net increase (decrease) in net asset value	(0.28)

Net asset value, end of period	$24.72

Market price, end of period	$24.99

Net asset value total return(c)	0.57%

Market price total return(c)	1.67%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$ 40.8

Ratios to average daily net assets:

Expenses (before expense reduction)	0.65	%(d)

Expenses (net of expense reduction)	0.49	%(d)

Net investment income (loss) (before expense reduction)	5.14	%(d)

Net investment income (loss) (net of expense reduction)	5.30	%(d)

Portfolio turnover rate(e)	9%

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)

Net asset value total return measures the change in net asset value per share over the year indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at net asset value. Total returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for the periods less than one year, if applicable, and does not include in-kind transactions, if any.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers ETF Trust (the Trust) is a statutory trust organized under the laws of the State of Maryland on October 28, 2013 and is registered under the Investment Company Act of 1940 (the 1940 Act). Each of Cohen & Steers Real Estate Active ETF (Real Estate ETF), Cohen & Steers Infrastructure Opportunities Active ETF (Infrastructure Opportunities ETF), Cohen & Steers Natural Resources Active ETF (Natural Resources ETF), Cohen & Steers Preferred and Income Opportunities Active ETF (Preferred and Income Opportunities ETF) and Cohen & Steers Short Duration Preferred and Income Active ETF (Short Duration ETF) each a “Fund” and collectively the “Funds”, are a separate series of the Trust and are non-diversified (as defined in the 1940 Act) exchange-traded funds (ETFs). The Trust had no assets until November 20, 2024 when Real Estate ETF sold 4,000 shares for $100,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). Real Estate ETF, Natural Resources ETF and Preferred and Income Opportunities ETF commenced investment operations on February 4, 2025. Infrastructure Opportunities ETF and Short Duration ETF commenced investment operations on December 9, 2025.

The organization and offering costs associated with the establishment and offering of the Funds generally include any legal costs associated with registering each Fund, among others. These organization and offering costs were paid by the investment advisor and will not be subject to reimbursement by the Funds.

Real Estate ETF’s investment objective is to seek total return through investment in real estate securities. Infrastructure Opportunities ETF’s investment objective is to seek total return. Natural Resources ETF’s investment objective is to seek total return. Preferred and Income Opportunities ETF’s investment objective is to seek total return (high current income and capital appreciation). Short Duration ETF’s primary investment objective is to seek total return, consisting of high current income and capital appreciation and its secondary investment objective is to provide capital preservation.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Funds are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by the investment advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the

NOTES TO FINANCIAL STATEMENTS—(Continued)

various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Trustees has designated the investment advisor as each Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Each Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that each Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of each Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Funds’ investments as of March 31, 2026 are disclosed in each Fund’s Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Funds are informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based

NOTES TO FINANCIAL STATEMENTS—(Continued)

upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Funds are permitted to enter into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Funds as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Real Estate ETF, Preferred and Income Opportunities ETF and Short Duration ETF have made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

As of March 31, 2026, Infrastructure Opportunities ETF and Natural Resources ETF did not have any forward foreign currency exchange contracts outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly, other than in respect of Preferred and Income Opportunities ETF and Short Duration ETF, which are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended March 31, 2026, a portion of the dividends has been reclassified to distributions from net realized gains and tax return of capital for Preferred and Income Opportunities ETF, and a portion of the dividends has been reclassified to distributions from net realized gains for Short Duration ETF. No reclassifications were made for Real Estate ETF, Infrastructure Opportunities ETF and Natural Resources ETF.

Income Taxes: It is the policy of each Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Funds’ tax positions taken on federal and applicable state income

NOTES TO FINANCIAL STATEMENTS—(Continued)

tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for the current tax year and has concluded that as of March 31, 2026, no additional provisions for income tax are required in the Funds’ financial statements. The Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as each Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Funds with day-to-day investment decisions and generally manages each Fund’s investments in accordance with the stated policies of the Funds, subject to the supervision of the Board of Trustees. The investment advisor also performs certain administrative services for each Fund and provides persons satisfactory to the Board of Trustees to serve as officers of each Fund. Such officers, as well as certain Trustees of the Trust, may also be trustees, officers, or employees of the investment advisor. With respect to the Real Estate ETF and Infrastructure Opportunities ETF, the investment advisor is also responsible for supervising the investment subadvisors.

For the services provided to each Fund, the investment advisor receives a fee, accrued daily and paid monthly based on the average daily net assets of the Fund at the following rates:

Annual Fee
Real Estate ETF	0.80%
Infrastructure Opportunities ETF(a)	0.85%
Natural Resources ETF	0.70%
Preferred and Income Opportunities ETF	0.75%
Short Duration ETF(a)	0.65%

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

For the year ended March 31, 2026 and through June 30, 2027, the investment advisor has contractually agreed to waive the management fee and/or reimburse the Funds so that the Funds’ total annual operating expenses do not exceed the following amounts:

Annual Fee
Real Estate ETF	0.70%
Infrastructure Opportunities ETF(a)	0.65%
Natural Resources ETF	0.50%
Preferred and Income Opportunities ETF	0.59%
Short Duration ETF(a)	0.49%

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Trustees and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended March 31, 2026, fees waived and/or expenses reimbursed are as follows:

Expenses Waived/ Reimbursed
Real Estate ETF	$116,595
Infrastructure Opportunities ETF(a)	12,164
Natural Resources ETF	92,363
Preferred and Income Opportunities ETF	116,306
Short Duration ETF(a)	11,386

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

In return for the investment advisory fee (which is sometimes referred to as a unitary or unified fee), the investment advisor has agreed to bear all operating costs of each Fund other than the following expenses, which will be borne by the Fund: the investment advisory fee, payments made under the Fund’s distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses, and, upon approval of the Board of Trustees, extraordinary expenses.

The investment advisor may bear operating fees and expenses for which the investment advisor is responsible as described above through a Fund’s payment of such fees and expenses and a corresponding reduction in the investment advisory fee payable by that Fund to the investment advisor.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the Subadvisors), affiliates of the investment advisor, the Subadvisors are responsible for managing the Real Estate ETF’s and Infrastructure Opportunities ETF’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not Real Estate ETF and Infrastructure Opportunities ETF) pays a Subadvisor 50% of the investment advisory fee received from Real Estate ETF and Infrastructure Opportunities ETF with respect to the assets managed by that Subadvisor.

During the year ended March 31, 2026, the investment advisor made a payment of $115,588 ($98,210 was credited to realized gains and $17,500 was credited to paid-in capital) to Infrastructure Opportunities ETF for a trading error relating to hedging positions.

Trustees’ and Officers’ Fees: Certain trustees and officers of the Funds are also trustees, officers, and/or employees of the investment advisor. The Funds do not pay compensation to interested trustees and officers affiliated with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding in-kind transactions and short-term investments, for the year ended March 31, 2026 were as follows:

	Purchases	Sales
Real Estate ETF	$87,503,636	$61,896,517
Infrastructure Opportunities ETF(a)	15,102,806	1,298,669
Natural Resources ETF	41,401,596	23,181,369
Preferred and Income Opportunities ETF	157,298,891	33,727,922
Short Duration ETF(a)	42,005,112	2,069,912

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended March 31, 2026, the value of in-kind purchases and proceeds from in-kind redemptions are as follows:

	In-Kind Purchases	In-Kind Redemptions
Real Estate ETF	$266,056,897	$27,343,714
Infrastructure Opportunities ETF(a)	11,340,571	993,899
Natural Resources ETF	48,434,392	15,108,125
Preferred and Income Opportunities ETF	—	—
Short Duration ETF(a)	—	—

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

Note 4. Derivative Investments

The following tables present the value of derivatives held at March 31, 2026 and the effect of derivatives held during the year ended March 31, 2026, if any, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Real Estate ETF
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	$129,721	Unrealized depreciation	$16,113
Preferred and Income Opportunities ETF
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	47,417	Unrealized depreciation	140,588

Short Duration ETF
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	14,345	Unrealized depreciation	16,207

(a)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Real Estate ETF
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$(26,279)	$111,188

Infrastructure Opportunities ETF(a)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(98,210)	—

Preferred and Income Opportunities ETF
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	202,394	(99,865)

Short Duration ETF(a)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	80,860	(1,862)

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

The following summarizes the monthly average volume of each Fund’s forward foreign currency exchange contracts activity for the year ended March 31, 2026:

Average Notional Amount
Real Estate ETF(a)	$7,499,043
Infrastructure Opportunities ETF(b)(c)	5,987,422
Preferred and Income Opportunities ETF(a)	21,768,608
Short Duration ETF(c)(d)	4,615,169

(a)

Average notional amounts represent the average for all months in which the Fund had forward foreign currency exchange contracts outstanding at month-end. For the period, this represents twelve months for forward foreign currency exchange contracts.

(b)

Average notional amounts represent the average for all months in which the Fund had forward foreign currency exchange contracts outstanding at month-end. For the period, this represents two months for forward foreign currency exchange contracts.

(c)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.
(d)

Average notional amounts represent the average for all months in which the Fund had forward foreign currency exchange contracts outstanding at month-end. For the period, this represents four months for forward foreign currency exchange contracts.

Note 5. Capital Share Transactions

As of March 31, 2026, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with a par value $0.00001 per share. Fund shares are not individually redeemable and are issued and redeemed at their NAV per share only through certain authorized broker-dealers (Authorized Participants) in blocks of shares (Creation Units).

NOTES TO FINANCIAL STATEMENTS—(Continued)

Other than in respect of the Preferred and Income Opportunities ETF and Short Duration ETF, which meet creation and redemption requests primarily in cash, the consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities (Deposit Securities) and cash. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds reserve the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserve the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Fund collateral. A Fund may use such collateral at any time to purchase Deposit Securities. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Transactions in Fund shares were as follows:

	For the Year Ended March 31, 2026		For the Period February 4, 2025(a) through March 31, 2025
	Shares	Amount	Shares	Amount
Real Estate ETF
Sold	11,200,000	$294,360,889	950,000	$24,103,457
Redeemed	(1,075,000)	(28,932,600)	(4,000)	(100,000)

Net increase (decrease)	10,125,000	$265,428,289	946,000	$24,003,457

Infrastructure Opportunities ETF(b)
Sold	1,000,000	$25,753,986	—	$—
Redeemed	(50,000)	(1,405,325)	—	—

Net increase (decrease)	950,000	$24,348,661	—	$—

Natural Resources ETF
Sold	2,225,000	$67,497,794	675,000	$16,796,369
Redeemed	(500,000)	(15,621,977)	(25,000)	(600,342)

Net increase (decrease)	1,725,000	$51,875,817	650,000	$16,196,027

Preferred and Income Opportunities ETF
Sold	4,900,000	$126,841,003	1,050,000	$26,269,727
Redeemed	—	—	—	—

Net increase (decrease)	4,900,000	$126,841,003	1,050,000	$26,269,727

Short Duration ETF(b)
Sold	1,650,000	$41,467,623	—	$—
Redeemed	—	—	—	—

Net increase (decrease)	1,650,000	$41,467,623	—	$—

(a)	Commencement of investment operations.
(b)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Income Tax Information

The tax character of dividends and distributions paid during the fiscal year ended March 31, 2026 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
Real Estate ETF	$3,413,050	$—	$—	$3,413,050
Infrastructure Opportunities ETF(a)	176,700	—	—	176,700
Natural Resources ETF	1,173,000	—	—	1,173,000
Preferred and Income Opportunities ETF	3,835,001	—	238,574	4,073,575
Short Duration ETF(a)	374,076	47,399	—	421,475

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

The tax character of dividends and distributions paid for the period February 4, 2025 (commencement of investment operations) through March 31, 2025 was as follows:

	Ordinary Income	Tax Return of Capital	Total Dividends and Distributions
Real Estate ETF	$124,701	$29,199	$153,900
Natural Resources ETF	85,800	—	85,800
Preferred and Income Opportunities ETF	159,850	—	159,850

As of March 31, 2026, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Real Estate ETF	$288,943,404	$11,306,955	$(11,245,173)	$61,782
Infrastructure Opportunities ETF	24,262,407	2,097,776	(382,359)	1,715,417
Natural Resources ETF	72,150,649	17,581,403	(1,198,818)	16,382,585
Preferred and Income Opportunities ETF	150,232,219	749,343	(2,263,732)	(1,514,389)
Short Duration ETF	40,864,982	45,082	(711,531)	(666,449)

At March 31, 2026, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

	Undistributed Ordinary Income	(Accumulated Capital Losses)(a)/ Undistributed Capital Gains	Ordinary Late Year Loss Deferral	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Real Estate ETF	$—	$(2,072,336)	$—	$—	$62,472	$(2,009,864)
Infrastructure Opportunities ETF	—	(12,344)	—	—	1,715,938	1,703,594
Natural Resources ETF	102,223	(124,311)	—	—	16,382,702	16,360,614
Preferred and Income Opportunities ETF	—	(85,941)	(26,171)	—	(1,520,126)	(1,632,238)
Short Duration ETF	1,773	(12,959)	(314)	—	(667,478)	(678,978)

(a)	These accumulated capital losses are available to offset future capital gains and have an unlimited expiration.

As of March 31, 2026, the Funds had temporary book/tax differences primarily attributable to wash sales on portfolio securities, mark to market on forward foreign currency contracts, unrealized gains on passive foreign investment companies and certain fixed-income securities, and permanent book/tax differences primarily attributable

NOTES TO FINANCIAL STATEMENTS—(Continued)

to certain fixed income securities and recognized gains from the redemptions in-kind (which will not be realized for tax purposes). To reflect reclassifications arising from the permanent differences, paid in capital and total distributable earnings/(accumulated loss) was adjusted as follows:

	Total Distributable Earnings (Loss)	Paid-in Capital
Real Estate ETF	$(2,334,792)	$2,334,792
Infrastructure Opportunities ETF	(51,782)	51,782
Natural Resources ETF	(4,322,304)	4,322,304
Preferred and Income Opportunities ETF	(264,143)	264,143
Short Duration ETF	—	—

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Funds may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Funds may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Duration Risk: Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations.

Debt Securities Risk: Debt securities generally present various risks, including many of the risks described above under “Preferred Securities Risk.” These include interest rate risk, credit risk, call risk, prepayment and extension risk, convertible securities risk, and liquidity risk.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator

NOTES TO FINANCIAL STATEMENTS—(Continued)

required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Preferred and Income Opportunities ETF and the Cohen & Steers Short Duration ETF intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below-investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Preferred and Income Opportunities ETF and the Cohen & Steers Short Duration ETF.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Real Estate Industry Concentration Risk: Since the Real Estate ETF concentrates its assets in companies engaged in the real estate industry, an investment in the Real Estate ETF will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. By investing in REITs through the Funds, a shareholder will bear expenses of the REITs. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Natural Resources Sector Concentration Risk: Because the Natural Resources ETF, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of natural resource companies, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector. The Natural Resources ETF’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including natural disasters, inflation and international politics. Because the Natural Resources ETF concentrates its investments in the natural resources sector, there is the risk that the Natural Resources ETF will perform poorly during a downturn in that sector. For example, natural events (such as earthquakes, landslides, floods, fires or disease outbreaks in prime natural resource areas) and political events (such as acts of terrorism, coups, wars and other military confrontations, tariffs, sanctions

NOTES TO FINANCIAL STATEMENTS—(Continued)

or embargos) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Changes in interest rates and general economic conditions may also affect the demand for natural resources.

Financials Sector Concentration Risk: Because the Preferred and Income Opportunities ETF invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Preferred and Income Opportunities ETF will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Preferred and Income Opportunities ETF focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Preferred and Income Opportunities ETF will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Utilities and Financials Sector Concentration Risk: Because the Short Duration ETF, under normal market conditions, invests at least 25% of its assets in securities of issuers in the utilities and financials sectors, collectively, it will be more susceptible to adverse economic or regulatory occurrences affecting each of these sectors. With respect to the financials sector, these include changes in interest rates, loan concentration and competition, than a fund that does not concentrate its investments in the financials sector. In addition, the Short Duration ETF will also be subject to the risks of investing in the individual industries and securities that comprise the financial sector, include the bank, diversified financials, real estate (including REITs) and insurance industries. Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, human-made or natural disasters, geopolitical events, and environmental and other government regulations. To the extent that the Short Duration ETF focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, pipelines, health care and telecommunications, the Short Duration ETF will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Small- and Medium-Sized Companies Risk: There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, smaller company shares can, and at times will, perform differently than large company stocks.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Funds directly purchase securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although each Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, each Fund’s investments in foreign securities will be subject to foreign currency risk, which means that each Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Funds may, but are not required to, engage in various investments that are designed to hedge each

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Funds’ use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Market Disruption and Geopolitical Risk: Geopolitical and market events (including armed conflicts, terrorism, natural disasters, public health emergencies, trade disputes, tariffs, sanctions, and political or economic instability) can cause significant volatility in global markets and may adversely affect the Fund’s investments. Disruptions to supply chains, sharp movements in commodity prices, and changes in investor sentiment or credit conditions may negatively impact issuers, sectors, or entire regions, even those not directly involved in the originating event.

Recent examples include the ongoing conflicts in Ukraine and the Middle East and increasing political polarization around issues such as trade policy, monetary policy and the U.S. debt ceiling. The rapid development and regulation of artificial intelligence technologies may also introduce uncertainty. The scope, severity, and duration of these risks are difficult to predict, but they could materially reduce the value of the Fund’s investments.

Regulatory Risk: Legal and regulatory developments may adversely affect the Funds. The regulatory environment for the Funds is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Funds’ interpretation of the application of certain regulations, may adversely affect the ability of the Funds to pursue their investment strategies, their ability to obtain leverage and financing, and the value of investments held by the Funds. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Funds and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Funds’ ability to engage in transactions or raise additional capital and/or increase overall expenses of the Funds.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Funds and the instruments in which they invest may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Funds and the instruments in which the Funds invest and their ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Funds or their investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Funds.

Cybersecurity Risk: With the increased use of technologies such as the Internet and artificial intelligence including machine learning technology and generative artificial intelligence such as ChatGPT (collectively “AI Technologies”), and the dependence on computer systems to perform necessary business functions, the Funds and their service providers (including the investment advisor), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities

NOTES TO FINANCIAL STATEMENTS—(Continued)

with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Funds, the investment advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Funds or their shareholders.

Each of the Funds and the investment advisor may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Funds’ third-party service providers. While the Funds have established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Large Shareholder Risk: The Funds may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of a Fund. Such a decision may cause a Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect a Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant Concentration Risk: Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with a Fund. The Funds have a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a greater premium or discount between the market price and the NAV per share of Fund shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, a Fund could possibly face trading halts and/or delisting from the NYSE Arca (the Exchange). This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

Market Price Relative to NAV Risk: Shares of the Funds are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of each Fund will generally fluctuate with changes in the market value of a Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of a Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. The investment advisor cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, for example, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in a Fund.

Liquidity Risk: Liquidity risk is the risk that particular investments of a Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which a Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease a Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fund Shares Liquidity Risk: Although the Funds’ shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Funds will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Funds’ shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Funds’ shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Funds’ shares will continue to be met or will remain unchanged.

Tax Risk: Each Fund’s ability to make direct and indirect investments in certain asset classes described herein, including commodities, gold and other precious metals, and certain related investments, is limited by the Fund’s intention to qualify as a RIC under Subchapter M of the Code; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. If a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

New Fund Risk: The Funds are recently formed ETFs. Accordingly, investors in a Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.

Active Management Risk: As actively managed portfolios, the value of each Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the investment advisor’s investment techniques could fail to achieve a Fund’s investment objective or negatively affect a Fund’s investment performance.

Non-Diversification Risk: As a “non-diversified” investment company, each Fund can invest in fewer individual companies than a diversified investment company. As a result, the Funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which they invest. The Funds’ relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

This is not a complete list of the risks of investing in the Funds. For additional information concerning the risks of investing in the Fund, please consult the Funds’ prospectus.

Note 8. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Funds’ investment advisor and the Funds’ chief executive officer and chief financial officer act as the Funds’ CODM. The Funds represent a single operating segment, as the CODM monitors the operating results of the Funds as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Funds’ comparative benchmarks and to make resource allocation decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 9. Other

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after March 31, 2026 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Cohen & Steers ETF Trust and Shareholders of Cohen & Steers Real Estate Active ETF, Cohen & Steers Infrastructure Opportunities Active ETF, Cohen & Steers Natural Resources Active ETF, Cohen & Steers Preferred and Income Opportunities Active ETF and Cohen & Steers Short Duration Preferred and Income Active ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting Cohen & Steers ETF Trust, hereinafter collectively referred to as the “Funds”) as of March 31, 2026, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2026, the results of each of their operations and the changes in each of their net assets, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Cohen & Steers Real Estate Active ETF(1)
Cohen & Steers Infrastructure Opportunities Active ETF(2)
Cohen & Steers Natural Resources Active ETF(1)
Cohen & Steers Preferred and Income Opportunities Active ETF(1)
Cohen & Steers Short Duration Preferred and Income Active ETF(2)

(1)

Statement of operations for the year ended March 31, 2026 and statement of changes in net assets for the year ended March 31, 2026 and the period February 4, 2025 (commencement of investment operations) through March 31, 2025.

(2)	Statement of operations and statement of changes in net assets for the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

May 21, 2026

We have served as the auditor of one or more investment companies in the Cohen & Steers family of funds since 1991.

TAX INFORMATION—2026	(The following pages are unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2026:

Qualified Dividend Income
Real Estate ETF	$230,601
Infrastructure Opportunities ETF(a)	149,789
Natural Resources ETF	1,173,000
Preferred and Income Opportunities ETF	2,587,092
Short Duration ETF(a)	277,190

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

Additionally, Short Duration ETF designates long-term capital gain distributions of $47,399 taxable at the maximum 20% rate for the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income eligible for 20% deduction for individuals for the fiscal year ended March 31, 2026:

Qualified Business Income
Real Estate ETF	$2,453,110
Infrastructure Opportunities ETF(a)	8,196
Natural Resources ETF	—
Preferred and Income Opportunities ETF	11,505
Short Duration ETF(a)	—

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

The following amounts, or maximum amounts allowable by law, are hereby designated as interest related dividends for the fiscal year ended March 31, 2026:

Interest Related Dividends
Real Estate ETF	$—
Infrastructure Opportunities ETF(a)	—
Natural Resources ETF	—
Preferred and Income Opportunities ETF	596,415
Short Duration ETF(a)	54,428

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended March 31, 2026 qualified for the dividends received deduction for corporate shareholders:

Dividends-Received Deduction
Real Estate ETF	0.00%
Infrastructure Opportunities ETF(a)	39.49%
Natural Resources ETF	34.72%
Preferred and Income Opportunities ETF	17.62%
Short Duration ETF(a)	20.49%

(a)	For the period December 9, 2025 (commencement of investment operations) through March 31, 2026.

OTHER INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (866) 737-6370, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at https://www.sec.gov. In addition, the Funds’ proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling (866) 737-6370 or (ii) on the SEC’s website at https://www.sec.gov.

Disclosures of the Funds’ complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter. The Funds’ Form N-PORT is available (i) without charge, upon request, by calling (866) 737-6370 or (ii) on the SEC’s website at https://www.sec.gov.

Please note that distributions paid by the Funds to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Funds’ investment company taxable income and net realized gains. Distributions in excess of the Funds’ investment company taxable income and net realized gains are a return of capital distributed from the Funds’ assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Funds’ total assets and, therefore, could have the effect of increasing the Funds’ expense ratio. In addition, in order to make these distributions, the Funds may have to sell portfolio securities at a less than opportune time.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Cohen & Steers Infrastructure Opportunities Active ETF

The Board of Trustees of the Cohen & Steers Infrastructure Opportunities Active ETF (the Fund), including a majority of the trustees who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (Independent Trustees), has the responsibility under the 1940 Act to approve the Fund’s Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Trustees called for the purpose of voting on the approval or continuation. At a meeting held in person on September 9, 2025, the Fund’s Board of Trustees, including the Independent Trustees, discussed and unanimously approved each of the Advisory Agreements. The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

The Board of Trustees considered information provided by the Investment Advisor. In particular, the Board of Trustees considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Trustees reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Trustees of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and for the Investment Advisor, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Trustees also discussed with representatives of the Investment Advisor and the Subadvisors the type of investments that would be made on behalf of the Fund. The Board of Trustees also considered the Investment Advisor’s and the Subadvisors’ investment philosophy with respect to, and the investment outlook for, the Fund. Additionally, the Board of Trustees considered the services provided by the Investment Advisor and the Subadvisors to other registered funds advised by the Investment Advisor and the Subadvisors, respectively.

In addition, the Board of Trustees considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Trustees noted further the Investment Advisor’s and the Subadvisors’ ability to attract qualified and experienced personnel. The Board of Trustees concluded that the proposed services of the Investment to the Fund compared favorably to services provided by the Investment Advisor and Subadvisors for other funds in both nature and quality. The Board of Trustees concluded that the scope of services to be provided by the Investment Advisor and Subadvisors would be adequate and appropriate for the Fund.

(ii) Investment performance of the Fund and the Investment Advisor: Because the Fund is newly formed, the Board of Trustees did not consider the investment performance of the Fund. Referencing the discussions above, the Board of Trustees found that the Investment Advisor and Subadvisors had the necessary expertise to manage the Fund. The Board of Trustees determined that the Investment Advisor and Subadvisors would be appropriate investment advisors for the Fund.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor and the Subadvisors from the relationship with the Fund: Next, the Board of Trustees considered the anticipated cost of the Investment Advisor’s and the Subadvisors’ services. As part of its analysis, the Board of Trustees considered fee and expense estimates compiled by the Investment Advisor and by an independent data provider. The Board of Trustees considered that the Investment Advisor would waive its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Trustees then considered the administrative services to be provided by the Investment Advisor, including compliance and accounting services. The Board of Trustees also considered that the Investment Advisor (not the Fund) will pay the Subadvisors. The Board of Trustees noted that that the Fund’s anticipated fees and expenses were reasonable.

Because the Fund had not commenced operations and the Investment Advisor and the Subadvisors had not yet received any fees, the Board of Trustees did not consider the profitability of the Investment Advisor or Subadvisors. The Board of Trustees also took into consideration other benefits to be derived by the Investment Advisor and the Subadvisors in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor and the Subadvisors would be eligible to receive by allocating the Fund’s brokerage transactions.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Trustees considered the extent to which economies of scale may be realized as assets of the Fund increase. The Board considered multiple factors, including the fees to be paid under the Advisory Agreements and fee waivers and expense reimbursements.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors and other clients: As discussed above in (iii), the Board of Trustees considered both the services to be rendered and the fees to be paid under the Advisory Agreements to other contracts of the Investment Advisor and the Subadvisors and to contracts of other investment advisers. The Board of Trustees also considered fees charged by the Investment Advisor and the Subadvisors to institutional and other clients.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Cohen & Steers Short Duration Preferred and Income Active ETF

The Board of Trustees of the Cohen & Steers Short Duration Preferred and Income Active ETF (the Fund), including a majority of the trustees who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Trustees), has the responsibility under the 1940 Act to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Trustees called for the purpose of voting on the approval or continuation. At a meeting held in person on September 9, 2025, the Fund’s Board of Trustees, including the Independent Trustees, discussed and unanimously approved the Advisory Agreement. The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

The Board of Trustees considered information provided by the Investment Advisor. In particular, the Board of Trustees considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Trustees reviewed the services that the Investment Advisor would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Trustees of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Trustees also discussed with representatives of the Investment Advisor the type of investments that would be made on behalf of the Fund. The Board of Trustees also considered the Investment Advisor’s investment philosophy with respect to, and the investment outlook for, the Fund. Additionally, the Board of Trustees considered the services provided by the Investment Advisor to other registered funds advised by the Investment Advisor.

In addition, the Board of Trustees considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Trustees noted further the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Trustees concluded that the proposed services of the Investment Advisor to the Fund compared favorably to services provided by the Investment Advisor for other funds in both nature and quality. The Board of Trustees concluded that the scope of services to be provided by the Investment Advisor would be adequate and appropriate for the Fund.

(ii) Investment performance of the Fund and the Investment Advisor: Because the Fund is newly formed, the Board of Trustees did not consider the investment performance of the Fund. Referencing the discussions above, the Board of Trustees found that the Investment Advisor had the necessary expertise to manage the Fund. The Board of Trustees determined that the Investment Advisor would be an appropriate investment advisor for the Fund.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Trustees considered the anticipated cost of the Investment Advisor’s services. As part of its analysis, the Board of Trustees considered fee and expense estimates compiled by the Investment Advisor and by an independent data provider. The Board of Trustees considered that the Investment Advisor would waive its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Trustees then considered the administrative services to be provided by the Investment Advisor, including compliance and accounting services. The Board of Trustees noted that that the Fund’s anticipated fees and expenses were reasonable.

Because the Fund had not commenced operations and the Investment Advisor had not yet received any fees, the Board of Trustees did not consider the profitability of the Investment Advisor. The Board of Trustees also took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor would be eligible to receive by allocating the Fund’s brokerage transactions.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Trustees considered the extent to which economies of scale may be realized as assets of the Fund increase. The Board considered multiple factors, including the fees to be paid under the Advisory Agreement and fee waivers and expense reimbursements.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors and other clients: As discussed above in (iii), the Board of Trustees considered both the services to be rendered and the fees to be paid under the Advisory Agreement to other contracts of the Investment Advisor and to contracts of other investment advisers. The Board of Trustees also considered fees charged by the Investment Advisor to institutional and other clients.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and account balances

•

Transaction history and account transactions

•

Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call (866) 737-6370

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•

Open an account or buy securities from us

•

Provide account information or give us your contact information

•

Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers ETF Trust

OFFICERS AND TRUSTEES

Joseph M. Harvey

Trustee and Chair

Adam M. Derechin

Trustee

Michael G. Clark

Trustee

George Grossman

Trustee

Dean A. Junkans

Trustee

Gerald J. Maginnis

Trustee

Jane F. Magpiong

Trustee

Daphne L. Richards

Trustee

Ramona Rogers-Windsor

Trustee

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Chief Financial Officer

Steven Frank

Treasurer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Nargis Hilal

Deputy Chief Compliance Officer

and Vice President

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Foreside Fund Services, LLC

190 Middle Street, Suite 301

Portland, ME 04101

NYSE Arca tickers:
CSRE—Cohen & Steers Real Estate Active ETF CSIO—Cohen & Steers Infrastructure Opportunities Active ETF
CSNR—Cohen & Steers Natural Resource Active ETF
CSPF—Cohen & Steers Preferred and Income Opportunities Active ETF
CSSD—Cohen & Steers Short Duration Preferred and Income Active ETF

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers ETF Trust unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Funds. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

Website: cohenandsteers.com

ETFAR

(b) Included in paragraph (a) above.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 7 above with respect to Cohen & Steers Infrastructure Opportunities Active ETF and Cohen & Steers Short Duration Preferred and Income Active ETF.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ETF TRUST

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	May 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer (Chief Financial Officer)

Date: May 29, 2026